EXECUTION VERSION
THIRTEENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT
THIS THIRTEENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of June 26, 2024, is entered into by and between MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns “Buyer”), and GP COMMERCIAL MS LLC (f/k/a TH Commercial MS II, LLC), a Delaware limited liability company, as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).
WITNESSETH:
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 27, 2017, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, and as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 21, 2019, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty, dated as of September 25, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 25, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 14, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 22, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 20, 2022, as further amended by that certain Twelfth Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 24, 2023 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Master Repurchase Agreement shall be amended as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendment to Master Repurchase Agreement. As of the effective date of this Amendment, the Master Repurchase Agreement is amended in its entirety in the form attached as Annex A hereto.  Language being inserted into the applicable section of the Master Repurchase Agreement is evidenced on Annex A by underlined text.  Language being deleted from the applicable section of the Master Repurchase Agreement is evidenced on Annex A by ~~strike-through text~~.
2.    Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)    This Amendment duly executed and delivered by Seller, Guarantor and Buyer;
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EXECUTION VERSION
(b)    The Fifth Amendment to Fee Letter duly executed and delivered by Seller and Buyer;
(c)    Payment by Seller of (i) the Extension Fee in accordance with the terms of the Fee Letter and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby;
(d)    Buyer shall have received opinions of counsel to Seller and Guarantor in form and substance satisfactory to Buyer as to authority, enforceability, and such other matters as may be reasonably requested by Buyer; and
(e)    Buyer shall have received such other documents as Buyer may reasonably request.
3.    Representations and Warranties of Seller and Guarantor. On and as of the date hereof, after giving effect to this Amendment:
(a)    each of Seller and Guarantor hereby represents and warrants to Buyer that no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by such party of this Amendment;
(b)    no amendments have been made to the organizational documents of Seller or Pledgor since February 18, 2016 other than the Certificate of Amendments each dated September 3, 2019;
(c)    no amendments have been made to the organizational documents of Guarantor since June 28, 2017 other than supplemental articles filed with respect to the issuance of authorized (but previously unissued) preferred stock in the Guarantor, copies of which have been provided to Buyer; and
(d)    Seller hereby represents and warrants to Buyer that all representations and warranties of Seller and Pledgor in all Transaction Documents are true, correct, complete and accurate in all respects (except for any such representation or warranty (a) that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date or (b) that is no longer true as a result of a change in fact with respect to a Purchased Asset that was consented to in writing by Buyer); and
(e)    Guarantor hereby represents and warrants to Buyer that all representations and warranties of Guarantor contained in the Guaranty are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date).
4.    Continuing Effect; Reaffirmation of Master Repurchase Agreement and Guaranty.
(a)    As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the Guaranty are ratified and confirmed by the respective parties thereto and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer, and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and
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agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
(b)    Seller, Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor under or in connection with the Master Repurchase Agreement, the Guaranty or any other document executed in connection therewith to which Seller or Guarantor is a party.
(c)    It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of Seller and Guarantor under the Master Repurchase Agreement and the other Transaction Documents are preserved, and (ii) the liens and security interests granted under the Master Repurchase Agreement continue in full force and effect.
5.    Binding Effect; No Partnership. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.
6.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.
7.    Further Agreements. Each of Seller and Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.    Governing Law; Submission to Jurisdiction, Etc. The provisions of Section 18 of the Master Repurchase Agreement are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.
9.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
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EXECUTION VERSION
10.    References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement, as amended hereby, unless the context expressly requires otherwise.
[NO FURTHER TEXT ON THIS PAGE]
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
BUYER:
MORGAN STANLEY BANK, N.A., a national banking association
By:     /s/ WILLIAM P. BOWMAN
    Name:    William P. Bowman
    Title:    Authorized Signatory

[Signature Page – Amendments to Master Repurchase Agreement and Guaranty]

SELLER:
GP COMMERCIAL MS LLC,
a Delaware limited liability company
By:     /s/ MICHAEL KARBER
    Name:    Michael Karber
    Title:    General Counsel and Secretary

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or modified by this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:
GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation
By:     /s/ MICHAEL KARBER
    Name:    Michael Karber
    Title:    General Counsel and Secretary

LEGAL_US_E # 179493396.3 ANNEX A [To be attached]

LEGAL_US_E # 179498015.2179498015.6 EXECUTION VERSION Annex A to Thirteenth Amendment to Master Repurchase and Securities Contract Agreement MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT among MORGAN STANLEY BANK, N.A. as Buyer and GP COMMERCIAL MS LLC as Seller

LEGAL_US_E # 179498015.2179498015.6 TABLE OF CONTENTS Page i 1. APPLICABILITY 1 2. DEFINITIONS 1 3. INITIATION; CONFIRMATION; TERMINATION; FEES 21 4. MANDATORY PAYMENT OR DELIVERY OF ADDITIONAL ASSETS 30 5. INCOME PAYMENTS AND PRINCIPAL PAYMENTS 30 6. SECURITY INTEREST 31 7. PAYMENT, TRANSFER AND CUSTODY 33 8. CERTAIN RIGHTS OF BUYER WITH RESPECT TO THE PURCHASED ASSETS 35 9. EXTENSION OF FACILITY TERMINATION DATE 35 10. REPRESENTATIONS 36 11. NEGATIVE COVENANTS OF SELLER 40 12. AFFIRMATIVE COVENANTS OF SELLER 42 13. SINGLE-PURPOSE ENTITY 46 14. EVENTS OF DEFAULT; REMEDIES 47 15. SINGLE AGREEMENT 51 16. NOTICES AND OTHER COMMUNICATIONS 51 17. NON-ASSIGNABILITY 52 18. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC.. 53 19. NO RELIANCE; DISCLAIMERS 54 20. INDEMNITY AND EXPENSES 55 21. DUE DILIGENCE 56 22. SERVICING 57 23. TREATMENT FOR TAX PURPOSES 58 24. INTENT 58 25. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS 59 26. SETOFF RIGHTS 59 27. MISCELLANEOUS 60

LEGAL_US_E # 179498015.2179498015.6 ii SCHEDULES SCHEDULE 1 Maximum Purchase Percentage SCHEDULE 2 Purchased Asset Documents EXHIBITS EXHIBIT I Form of Confirmation EXHIBIT II-1 Form of Power of Attorney to Buyer EXHIBIT II-2 Form of Power of Attorney to Seller EXHIBIT III Representations and Warranties Regarding the Purchased Assets EXHIBIT IV Form of Bailee Agreement EXHIBIT V Authorized Representatives of Seller EXHIBIT VI Form of Financial Covenant Compliance Certificate ANNEXES ANNEX I Notice Instructions ANNEX II Wiring Instructions

LEGAL_US_E # 179498015.2179498015.6 MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT This Master Repurchase and Securities Contract Agreement (this “Agreement”) is dated as of February 18, 2016, and is made by and among MORGAN STANLEY BANK, N.A., as buyer (together with its successors and assigns, “Buyer”) and GP COMMERCIAL MS LLC, a Delaware limited liability company, as seller (“Seller”). 1. APPLICABILITY From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Buyer one or more Eligible Assets, on a servicing-released basis, against the transfer of funds by Buyer with a simultaneous agreement by Buyer to transfer to Seller such Eligible Assets at a date certain (or such earlier date in accordance with the terms hereof) against the transfer of funds by Seller to Buyer. Each such transaction involving the transfer of an Eligible Asset from Seller to Buyer shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing, shall be governed by this Agreement. 2. DEFINITIONS Capitalized terms in this Agreement shall have the respective meanings set forth below: “1934 Act” shall mean the Securities Exchange Act of 1934, as amended. “AB Mortgage Loan” shall mean a Mortgage Loan evidenced by two or more senior and subordinate Mortgage Notes. “Accelerated Repurchase Date” shall have the meaning specified in Section 14(b)(i) of this Agreement. “Act of Insolvency” shall mean, with respect to any Person: (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its assets or property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, or ordering the winding–up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of thirty (30) days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, (c) the consent by such Person to the entry of an order for relief in an involuntary case under any Insolvency Law, (d) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, (e) the making by such Person of any general assignment for the benefit of creditors, (f) the admission of the inability of such Person to pay its debts or discharge its obligations generally as they become due or mature, (g) the failure by such Person generally to pay its debts as they become due, (h) the taking of any action by any Governmental Authority or agency or any Person, agency or entity acting or purporting to act under Governmental Authority to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such Person, or shall have taken any action to displace the management of such Person or to curtail its authority in the conduct of the business of such Person, or (i) the taking of action by such Person in furtherance of any of the foregoing. “Affiliate” shall mean, (i) when used with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such Person and (ii) with respect to Seller, any “affiliate” of Seller as such term is defined in the Bankruptcy Code; provided,

LEGAL_US_E # 179498015.2179498015.6 2 however, that in no event shall any of the following entities be considered an “Affiliate” of Seller or Guarantor: (i) Pine River Capital Management L.P., Pine River Domestic Management L.P., Pine River Capital Management LLC or Manager (collectively, the “Pine River Entities”); or (ii) any Subsidiary or other Affiliate of, or any fund or other entity managed or advised from time to time by, any of the Pine River Entities solely to the extent that such Person would be considered an Affiliate solely as a result of a Pine River Entity’s direct or indirect ownership interest therein. “Affiliated Hedge Counterparty” shall mean Morgan Stanley Bank, N.A., or any Affiliate thereof, in its capacity as a party to any Hedging Transaction with Seller. “Aggregate Repurchase Price” shall mean, as of any date of determination, the aggregate Repurchase Price (excluding any accrued and unpaid Price Differential) of all Purchased Assets outstanding as of such date. “Agreement” shall have the meaning specified in the introductory paragraph of this Agreement. “Applicable Spread” shall have the meaning specified in the Fee Letter. “Appraisal” shall mean an appraisal of any Eligible Property prepared by a licensed Independent Appraiser approved by Buyer in its reasonable discretion, in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, in compliance with the requirements of Title 11 of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and utilizing customary valuation methods, such as the income, sales/market or cost approaches, as any of the same may be updated by recertification from time to time by the appraiser performing such Appraisal. “Asset Base Component” shall mean, as of any date of determination, with respect to each Purchased Asset, the product of (a) its Market Value, multiplied by (b) the Maximum Purchase Percentage applicable to such Purchased Asset as of such date. “Assignment of Leases” shall mean, with respect to any Purchased Asset that is a Mortgage Loan, any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor’s interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Mortgaged Property as security for repayment of such Purchased Asset. “Assignment of Mortgage” shall mean, with respect to any Purchased Asset that is a Mortgage Loan, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage, subject to the terms of this Agreement. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, any tenor for such Benchmark or payment period for price differential calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of a Pricing Period pursuant to this Agreement as of such date. “Bailee” shall mean such third party as Buyer and Seller shall mutually approve in their sole discretion. “Bailee Agreement” shall mean a Bailee Agreement among Seller, Buyer and Bailee in the form of Exhibit IV hereto.

LEGAL_US_E # 179498015.2179498015.6 3 “Bailee Delivery Failure” shall have the meaning specified in the Bailee Agreement. “Bankruptcy Code” shall mean Title 11 of the United States Code, as amended, modified or replaced from time to time. “Benchmark” shall mean, initially, Term SOFR; provided, that if a Benchmark Transition Event and the Benchmark Replacement Date with respect thereto have occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent such Benchmark Replacement has replaced such Benchmark pursuant to Article 3(l). “Benchmark Replacement” shall mean, for any Available Tenor, the first alternative set forth in the order below that can be determined by Buyer on the applicable Benchmark Replacement Date: (i) the sum of: (a) either of (i) Compounded SOFR or (ii) Daily Simple SOFR, as selected by Buyer in its commercially reasonable discretion to be the then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for the applicable loan market and (b) the applicable Benchmark Replacement Adjustment; (ii) the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment; or (iii) the sum of: (a) the alternate rate of interest that has been selected by Buyer as the replacement for the then-current Benchmark for the applicable Corresponding Tenor in accordance with any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated secured financings or securitizations relating to the relevant asset class, as applicable at such time and (b) the Benchmark Replacement Adjustment. If at any time the Benchmark Replacement as determined pursuant to this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement. “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by Buyer as of the Benchmark Replacement Date: (iv) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; or (v) the spread adjustment (which may be a positive or negative value or zero) that has been selected by Buyer giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated secured financing or securitization transactions relating to the relevant asset class, as applicable at such time.

LEGAL_US_E # 179498015.2179498015.6 4 “Benchmark Replacement Conforming Changes” shall mean, with respect to the use or administration of Term SOFR, the Federal Funds Rate or any Benchmark Replacement, any technical, administrative or operational changes (including but not limited to changes to the definition of “Business Day,” the definition of “Pricing Period,” timing and frequency of determining rates and making payments of price differential, timing of Transaction requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Buyer decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer, in its commercially reasonable judgment, decides that adoption of any portion of such market practice is not administratively feasible or if Buyer, in its commercially reasonably judgment, determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Buyer determines is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark or if the then current Benchmark is Term SOFR, with respect to the Term SOFR Reference Rate: (i) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (ii) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (iii) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (iv) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or

LEGAL_US_E # 179498015.2179498015.6 5 such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (v) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Blocked Account” shall have the meaning specified in Section 5(a)5(a) of this Agreement. “Blocked Account Agreement” shall mean that certain Blocked Account Agreement executed by Buyer Seller and the Depository Bank (and any successor thereto or replacement thereof executed by Buyer, Seller and the Depository Bank). “Business Day” shall mean any day other than (1) a Saturday or Sunday and (2) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, Custodian or Buyer is authorized or obligated by law or executive order to be closed. “Buyer” shall have the meaning set forth in the introductory paragraph hereto. “Buyer’s Principal Payment Share” shall have the meaning specified in Section 5(b)(iii) of this Agreement. “Capital Lease Obligations” shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all membership or other equivalent interests in any limited liability company, and any and all partnership or other equivalent interests in any partnership or limited partnership, and any and all warrants or options to purchase any of the foregoing. “Cause” shall mean, with respect to an Independent Director, (i) acts or omissions by such Independent Director that constitute willful disregard of, or bad faith or gross negligence with respect to, the Independent Director’s duties with respect to Seller’s obligations under this Agreement, (ii) such Independent Director has engaged in or has been charged with, or has been convicted of, fraud or other

LEGAL_US_E # 179498015.2179498015.6 6 acts constituting a crime under any law applicable to such Independent Director, (iii) such Independent Director is unable to perform his or her duties as Independent Director due to death, disability or incapacity, or (iv) such Independent Director no longer meets the definition of Independent Director, as that term is defined in this Section 2. “Change of Control” shall mean, (a) with respect to any Person, if any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a percentage of the total voting power of all Capital Stock of such Person entitled to vote generally in the election of directors, members or partners of 35% or more, (b) with respect to Parent, if Guarantor shall cease to own and Control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of Parent, or (c) with respect to Seller and Pledgor, if Parent (or a replacement for Parent or Pledgor that is acceptable to Buyer, which, in the case of Pledgor, enters into a pledge agreement and delivers to Buyer the membership interest certificates in Seller, in each case, in form and substance acceptable to Buyer) shall cease to own and Control, of record and beneficially, directly 100% of each class of outstanding Capital Stock of Seller. “Code” shall mean the Internal Revenue Code of 1986, as amended. “Collection Period” shall mean, (i) with respect to the first Remittance Date, the period beginning on and including the Closing Date and continuing to, and including the calendar day immediately preceding such Remittance Date and (ii) with respect to each subsequent Remittance Date, the period beginning on and including the Remittance Date in the month preceding the month in which such Remittance Date occurs and continuing to and including the calendar day immediately preceding the following Remittance Date. “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which, for example, may be compounded in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Pricing Period or compounded in advance) being established by Buyer in accordance with: (1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that: (2) if, and to the extent that, Buyer determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by Buyer giving due consideration to any industry-accepted market practice for similar U.S. dollar denominated secured financing or securitization transactions relating to the relevant asset class, as applicable at such time. “Concentration Limit” shall mean, (a) with respect to any New Asset, the Purchase Price of such New Asset does not exceed forty percent (40%) of the Facility Amount, (b) the aggregate Purchase Price of all Purchased Assets for which the related Mortgaged Property consists of hospitality properties and/or retail together with the aggregate unfunded Future Advance Purchases that Buyer has agreed to make in connection with all Purchased Assets for which the related Mortgaged Property consists of hospitality properties and/or retail, subject to satisfaction of the conditions set forth in the applicable Confirmation

LEGAL_US_E # 179498015.2179498015.6 7 with respect to such Purchased Assets, shall not exceed twenty percent (20%) of the Facility Amount (or such higher limit as may be approved by Buyer in its sole discretion), and (c) the aggregate Purchase Price of all Purchased Assets that are Participation Interests together with the aggregate unfunded Future Advance Purchases that Buyer has agreed to make, subject to satisfaction of the conditions set forth in the applicable Confirmation with respect to such Purchased Assets, shall not exceed twenty five percent (25%) of the Facility Amount (or such higher limit as may be approved by Buyer in its sole discretion). “Confirmation” means, a written confirmation from Buyer to Seller, executed by Buyer and acknowledged by Seller, of Buyer’s Final Approval to purchase a Purchased Asset, substantially in the form attached hereto as Exhibit I. “Control” shall mean, with respect to any Person, the possession of the direct or indirect power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling”, “Controlled” and “under common Control” have correlative meanings. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or a price differential payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Custodial Agreement” shall mean that certain Custodial Agreement, dated on or after the date hereof, entered into by and among Custodian, Seller and Buyer. “Custodian” shall mean Wells Fargo Bank, N.A., a national banking association, or any successor custodian appointed by Buyer and reasonably acceptable to Seller, or appointed by Buyer in its sole discretion during the continuance of an Event of Default. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by Buyer in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans at such times; provided that, if Buyer decides that any such convention is not administratively feasible, then Buyer may establish another convention in its reasonable discretion. “Debt Yield Ratio” shall mean, with respect to any Eligible Property or Properties directly or indirectly securing a New Asset, the quotient (expressed as a percentage) of (i) net operating income for the trailing 12-month period for the most recently ended fiscal quarter, divided by (ii) the total amount of indebtedness secured directly or indirectly by such Eligible Property or Properties that are senior to or pari passu with such New Asset. “Default” shall mean any event that, with the giving of notice, the passage of time, or both, would constitute an Event of Default. “Defaulted Asset” shall mean any Purchased Asset as to which (i) there is a breach beyond any applicable notice and cure period of a representation or warranty by Seller under Exhibit III attached hereto (without regard to any knowledge qualifier therein), except to the extent disclosed in Exception Report approved in writing by Buyer, (ii) a monetary default has occurred and is continuing beyond ten (10) Business Days or more (or, in the case of maturity, one (1) day) of any applicable notice and cure period under the related Purchased Asset Documents in the payment when due of any scheduled payment of interest or principal or any other amounts due under the Purchased Asset Documents, (iii) a non-monetary default has occurred and is continuing beyond thirty (30) days or more of any applicable notice and cure period under the related Purchased Asset Documents, (iv) to the extent that the related

LEGAL_US_E # 179498015.2179498015.6 8 Transaction is deemed to be a loan under federal, state or local law, Buyer ceases to have a first priority perfected security interest in the related Purchased Asset, (v) a Significant Modification has been made without the consent of Buyer pursuant to this Agreement, (vi) the related Purchased Asset File or any portion thereof is subject to a continuing Bailee Delivery Failure or has been released from the possession of Custodian under the Custodial Agreement to anyone other than Buyer or any Affiliate of Buyer except in accordance with the terms of the Custodial Agreement or; (vii) upon the occurrence of any Act of Insolvency with respect to any co-participant that acts as administrative agent or paying agent in respect to an interest in such Purchased Asset or any related Mortgaged Property that is senior to, pari passu with, in right of payment or priority with the rights of Buyer in such Purchased Asset, or (viii) such Purchased Asset has gone into special servicing, however so defined in any servicing, or pooling and servicing, agreement related to a securitization or similar transaction; provided that with respect to any Participation Interest, in addition to the foregoing such Participation Interest will also be considered a Defaulted Asset to the extent that the related Mortgage Loan would be considered a Defaulted Asset as described in this definition. “Depository Bank” shall mean Wells Fargo Bank, N.A., a national banking association, or any successor depository bank appointed by Buyer and reasonably acceptable to Seller, or appointed by Buyer in its sole discretion during the continuance of an Event of Default. “Diligence Fees” shall mean fees, costs and expenses payable by Seller to Buyer in respect of Buyer’s fees, costs and expenses (other than legal expenses) incurred in connection with its review of the Diligence Materials hereunder and Buyer’s continuing due diligence reviews of Purchased Assets pursuant to Section 21 or otherwise hereunder. “Diligence Materials” shall mean, with respect to any New Asset, the related Preliminary Due Diligence Package together with the related Supplemental Due Diligence Package. “Draft Appraisal” shall mean a short form appraisal, “letter opinion of value”, or any other form of draft appraisal acceptable to Buyer. “Early Repurchase Date” shall have the meaning specified in Section 3(i) of this Agreement. “Electronic Signature” shall have the meaning specified in Section 27(f) of this Agreement. “Eligible Assets” shall mean (i) performing Mortgage Loans and Participation Interests (A) acceptable to Buyer in the exercise of its sole discretion, provided that following a determination by Buyer that an asset or loan is an Eligible Asset pursuant to this clause (A). Buyer may not revise such determination as a result of an examination of the same due diligence materials received by it in connection with such initial determination unless any such information was untrue or incorrect as of the time provided, (B) secured directly by an Eligible Property, (C) which have a term equal to or less than ten (10) years (assuming exercise of all extension options), (D) as to which the applicable representations and warranties set forth in Exhibit III are true and correct as of the applicable Purchase Date unless otherwise disclosed in the Exception Report delivered to Buyer on or prior to such Purchase Date, (E) that do not require any Hedging Transaction or have a Hedging Transaction acceptable to Buyer in its sole discretion, (F) that have a maximum LTV not in excess of 80%, (G) that have an original principal balance of not less than $5,000,000, (H) that is not a Defaulted Asset and (I) that are not subject to restrictions on transfer of lender’s interest therein and (ii) such other commercial real estate debt instruments acceptable to Buyer in its sole discretion; in each case, acceptable to Buyer in its sole discretion on a case-by-case basis.

LEGAL_US_E # 179498015.2179498015.6 9 “Eligible Property” shall mean a property that is a multifamily, office, retail, industrial, hospitality, self-storage or mixed-use property or such other property type acceptable to Buyer in the exercise of its sole discretion. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor. “ERISA Affiliate” shall mean any corporation or trade or business (whether or not incorporated) that is a member of any group of organizations described in (i) Section 414(b) or (c) of the Code or Section 4001(b) of ERISA of which Seller is a member at any relevant time or (ii) solely for purposes of the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Seller is a member. “Event of Default” shall have the meaning specified in Section 14(a). “Exception Report” shall have the meaning specified in Section 3(c)(viii). “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to Buyer or required to be withheld or deducted from a payment to Buyer, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of Buyer being organized under the laws of, or having its principal office or the office from which it books the Transaction located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes, (b) withholding Taxes imposed on amounts payable to or for the account of Buyer or an assignee pursuant to a law in effect as of the date on which such Person (i) becomes a party to this Agreement, (ii) changes the office from which it books the Transactions or (iii) where Buyer is treated as a partnership for tax purposes and the tax status of a partner in such partnership is determinative of the obligation to pay Taxes, the later of the date on which Buyer acquired its applicable interest hereunder or the date on which the affected partner becomes a partner of Buyer, except to the extent that, pursuant to Section 3(q), the sum payable to such Person’s assignor immediately before such Person became a party to this Agreement or to such Person immediately before it changed the office from which it books the Transaction was increased in respect of such Taxes, (c) Taxes attributable to Buyer's failure to comply with Section 3(r) of this Agreement and (d) any withholding Taxes imposed under FATCA. “Executive Order 13224” shall mean Executive Order 13224 “On Terrorist Financing: Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”, effective September 24, 2001. “Exit Fee” shall have the meaning specified in the Fee Letter. “Extension Fee” shall have the meaning specified in the Fee Letter. “Extension Term” shall mean specified in Section 9(a) of this Agreement. “Facility Amount” shall mean FourTwo Hundred Seventy FiveFifty Million Dollars ($475,000,000.00250,000,000.00). “Facility Termination Date” shall mean June 28, 20242025 as the same may be extended in accordance with Section 9(a) of this Agreement.

LEGAL_US_E # 179498015.2179498015.6 10 “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together in each case with any current or future regulations, guidance or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any law or agreement implementing an intergovernmental approach thereto. “FATF” shall mean the Financial Action Task Force on Money Laundering. “FDIA” shall mean the Federal Deposit Insurance Act, as amended. “FDICIA” shall mean Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991. “Federal Funds Rate” shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve Bank of New York arranged by federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations at approximately 10:00 a.m. (New York time) on such day on such transactions received by Buyer from three federal funds brokers of recognized standing selected by Buyer in its sole discretion. “Fee Letter” shall mean that certain letter agreement, dated the date hereof, between Buyer and Seller, as the same may be amended, supplemented or otherwise modified from time to time. “Filings” shall have the meaning specified in Section 6(b) of this Agreement. “Final Approval” shall have the meaning specified in Section 3(c) of this Agreement. “Financial Covenant Compliance Certificate” shall mean, with respect to any Person, a completed and executed Financial Covenant Compliance Certificate in form and substance of the certificate attached hereto as Exhibit VI, to be delivered, subject to Section 3(f)(iii) of this Agreement, within forty five (45) days after the end of the first three (3) fiscal quarters and within ninety (90) days after the end of each fiscal year. “First Mortgage A-Note” shall mean (i) a senior Mortgage Note in an AB Mortgage Loan or (ii) a senior controlling pari passu Mortgage Note in a Split Mortgage Loan. “First Upsize Fee” shall have the meaning specified in the Fee Letter. “Floor” shall mean zero percent (0%) or such other rate with respect to a Transaction as set forth in the related Confirmation. “Future Advance Asset” shall mean any Purchased Asset with respect to which there exists a continuing obligation on the part of the holder of such Purchased Asset, pursuant to the terms and conditions of the Purchased Asset Documents, to provide additional funding to the Mortgagor. “Future Advance Purchase” shall have the meaning specified in Section 3(h) of this Agreement. “GAAP” shall mean United States generally accepted accounting principles consistently applied as in effect from time to time.

LEGAL_US_E # 179498015.2179498015.6 11 “GLB Act” shall have the meaning specified in Section 27(b) hereof. “GLB Indemnified Party” shall have the meaning specified in Section 27(b) hereof. “Governmental Authority” shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. “Guarantee” shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof as determined by such Person in accordance with GAAP. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings. “Guarantor” shall mean Granite Point Mortgage Trust Inc., a Maryland corporation. “Guaranty” shall mean that certain Guaranty, dated as of June 28, 2017, made by Guarantor in favor of Buyer as the same may be amended, supplemented or otherwise modified from time to time. “Hedging Transactions” shall mean, with respect to any or all of the Purchased Assets, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including currency futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller, or by the underlying obligor with respect to any Purchased Asset and pledged to Seller as collateral for such Purchased Asset, with one or more counterparties that is an Affiliated Hedge Counterparty or a Qualified Hedge Counterparty or, with respect to any Hedging Transaction pledged to Seller as additional collateral for a Purchased Asset, complies with such other rating requirement applicable to such Hedging Transaction set forth in the related Purchased Asset Documents or which is otherwise acceptable to Buyer; provided that Seller shall not grant or permit any liens, security interests, charges, or encumbrances with respect to any such Hedging Transactions for the benefit of any Person other than Buyer. “Income” shall mean, with respect to any Purchased Asset at any time, any payment or other cash distribution thereon of principal, interest, dividends, fees, reimbursements or proceeds thereof (including sales proceeds) or other cash distributions thereon (including casualty or condemnation proceeds). “Indebtedness” shall mean, for any Person: (i) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (ii) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within sixty (60) days of the date the respective goods are delivered or the respective services are rendered; (iii) Indebtedness of others secured by a lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (iv) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (v) Capital Lease

LEGAL_US_E # 179498015.2179498015.6 12 Obligations of such Person; (vi) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (vii) Indebtedness of others Guaranteed by such Person; (viii) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (ix) Indebtedness of general partnerships of which such Person is a general partner or of which such Person is secondarily on contingently liable (other than by endorsement of instruments in the course of collection), whether by reason of any agreement to acquire such indebtedness, to supply or advance sums or otherwise; and (x) all net liabilities or obligations under any interest rate swap, interest rate cap, interest rate floor, interest rate collar or other hedging instrument or agreement. “Indemnified Amounts” shall have the meaning specified in Section 20(a) of this Agreement. “Indemnified Parties” shall have the meaning specified in Section 20(a) of this Agreement. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Seller under any Transaction Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Independent Appraiser” shall mean an independent professional real estate appraiser who is a member in good standing of the American Appraisal Institute, and, if the state in which the subject Eligible Property is located certifies or licenses appraisers, is certified or licensed in such state, and in each such case, who has a minimum of five (5) years’ experience in the subject property type. “Independent Director” shall mean, with respect to any corporation or limited liability company, an individual who: (a) is provided by CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation, Puglisi & Associates or, if none of those companies is then providing professional independent directors, another nationally-recognized company reasonably approved by Buyer, in each case that is not an Affiliate of such corporation or limited liability company and that provides professional independent directors and other corporate services in the ordinary course of its business; (b) is duly appointed as a member of the board of directors of such corporation or as an independent manager, member of the board of managers, or special member of such limited liability company; and (c) is not, and has never been, and will not while serving as Independent Director be (i) a member (other than an independent, non-economic “springing” member), partner, equityholder, manager, director, officer or employee of such corporation or limited liability company or any of its equityholders or affiliates (other than an affiliate that is not in the direct chain of ownership of such corporation or limited liability company and that is a Single-Purpose Entity; provided that the fees such individual earns from serving as an Independent Director of such affiliates in any given year constitute in the aggregate less than 5% of such individual’s annual income for that year); (ii) a creditor, supplier or service provider (including provider of professional services) to such corporation or limited liability company or any of its equityholders or affiliates (other than a nationally recognized company that routinely provides professional independent managers or directors and that also provides lien search and other similar services to such corporation or limited liability company or any of its equityholders or affiliates in the ordinary course of business); (iii) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (iv) a Person that controls (whether directly, indirectly or otherwise) any of clauses (i) or (ii) above. “Insolvency Law” shall mean the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments and similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

LEGAL_US_E # 179498015.2179498015.6 13 “Insured Closing Letter and Escrow Instructions” shall mean a letter addressed to Seller and Buyer from the title insurance underwriter (or any agent thereof) acting as an agent for each Table Funded Purchased Asset and related escrow instructions, which letter and instructions shall be in form and substance reasonably acceptable to Buyer and Seller. “Last Endorsee” shall have the meaning specified in Section 7(b)(i) of this Agreement. “Long Term Debt” shall have the meaning specified in the definition of Qualified Transferee. “LTV” shall mean, with respect to any Eligible Asset, the ratio of the aggregate outstanding debt (which shall include such Eligible Asset and all debt senior to or pari passu with such Eligible Asset) secured, directly or indirectly, by the related Eligible Property or Properties, to the aggregate “as-is” market value of such Eligible Property or Properties as determined by Buyer in its sole discretion. “Manager” shall mean PRCM Advisers LLC, a Delaware limited liability company. “Mandatory Repurchase Event” shall mean (i) the occurrence of any Change of Control; (ii) (A) Seller shall have defaulted or failed to perform under any Indebtedness or other contract, agreement or transaction to which it is a party, which default involves the failure to pay an obligation in excess of $250,000 or (B) Guarantor shall have defaulted or failed to perform under any Indebtedness or other contract, agreement or transaction to which it is a party, which default involves the failure to pay an obligation in excess of $10,000,000; provided, however, that any such default, failure to perform or breach shall not constitute a default if (I) Seller or Guarantor, as the case may be, cures such default, failure to perform or breach, as the case may be, within the grace period, if any, provided under the applicable agreement or (II)(a) such default, failure to perform or breach is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, (b) funds or the assets to be delivered were available to Seller or Guarantor, as applicable, to enable it to make the relevant payment or delivery when due and (c) such payment or deliver is made within one (1) Business Day following the earlier of Seller’s or Guarantor’s actual knowledge of such failure to pay or Seller’s or Guarantor’s receipt of written notice thereof; or (iii) an “event of default” or “facility termination event” (as defined in the agreements relating to a facility described below), by Seller, Guarantor or a Subsidiary of Guarantor beyond any applicable notice and cure period, shall have occurred under (A) any repurchase facility, loan facility or hedging transaction entered into by Guarantor or any Subsidiary of Guarantor and Buyer or any Affiliate of Buyer, (B) any repurchase facility, loan facility or hedging transaction with Buyer or any Affiliate of Buyer in which Guarantor or any Subsidiary of Guarantor is a guarantor or (C) any Hedging Transaction entered into by Seller, Guarantor or any Subsidiary of Guarantor or in which Seller, Guarantor or any Subsidiary of Guarantor is a guarantor; provided that, in respect of this clause (iii), (I)(a) none of Seller, Guarantor or any Subsidiary of Guarantor shall be deemed to be in default of any Indebtedness where Buyer or any of its present or future Affiliates is counterparty in its capacity as a prime broker or custodian under a prime brokerage arrangement where Buyer or any such present or future Affiliate either (i) fails to give notice of the existence of a default or an event of default where notice is required under the applicable program documents, or (ii) fails to transfer available cash to cure an event of default where sufficient amounts are credited to the account established under the applicable program documents to cure such a default, and (b) the related Mandatory Repurchase Event shall not be deemed to have occurred prior to the date that is one (1) Business Day after (x) Buyer sends written notice to Seller and Guarantor that an event specified in clause (iii) has occurred, or (y) Buyer or Buyer’s present or future Affiliate sends a notice of default under the applicable program documents in respect of such Indebtedness and any applicable grace or cure periods under such program documents have elapsed or (II)(a) such “event of default” or “facility termination event” is a failure to pay or deliver caused by an error or omission of an administrative or operational in nature, (b) funds or the assets to be delivered were available to Seller, Guarantor or such Subsidiary of Guarantor, as applicable, to enable it to make

LEGAL_US_E # 179498015.2179498015.6 14 the relevant payment or delivery when due and (c) such payment or delivery is made within one (1) Business Day following the earlier of Seller’s, Guarantor’s or such Subsidiary of Guarantor’s actual knowledge of such failure to pay or Seller’s, Guarantor’s or such Subsidiary of Guarantor’s receipt of written notice thereof. “Margin Credit Event” shall mean, with respect to any Purchased Asset, the date upon which material changes relative to Buyer’s initial underwriting or the most recent determination of Market Value relative to the performance or condition of (i) the relevant Mortgaged Property, (ii) the Mortgagor (or its sponsor(s)) in relation to such Purchased Asset or (iii) the commercial real estate market in the relevant jurisdiction relating to the relevant Mortgaged Property, taken in the aggregate, exist with respect to such Purchased Asset as determined by Buyer in its sole discretion. Notwithstanding the foregoing, a Margin Credit Event shall not be deemed to exist solely as a result of any disruption in the commercial mortgage backed securities market, capital markets or credit markets, or any other event that results in the increase or decrease of interest rate spreads or other similar benchmarks (including, without limitation, U.S. treasury rates, interest rate swaps, the Benchmark, or the Federal Funds Rate). “Margin Deficit” shall have the meaning specified in Section 4(a) of this Agreement. “Margin Excess” shall have the meaning specified in Section 4(b) of this Agreement. “Market Value” shall mean, with respect to any Purchased Asset as of any relevant date, the market value of such Purchased Asset on such date, as determined by Buyer in its sole discretion, which determination shall be conclusive absent manifest error. “Material Adverse Effect” shall mean a material adverse effect on (i) the property, business, operations, financial condition prospects or credit quality of Guarantor and/or Seller, taken as a whole, (ii) the ability of the Guarantor or Seller to perform its obligations under any of the Transaction Documents to which it is party, (iii) the validity or enforceability of any the Transaction Documents, (iv) the rights and remedies of Buyer under any of the Transaction Documents or (v) the Market Value of all the Purchased Assets in the aggregate. “Maximum Asset Exposure Threshold” shall mean, with respect to any Eligible Asset, the Maximum Purchase Percentage, multiplied by the LTV of such Eligible Asset shall not exceed 60%, or if the related Mortgaged Property consists of multifamily property, 64%, unless, in either such case, otherwise permitted by Buyer in its sole discretion. “Maximum Purchase Percentage” shall mean, with respect to any Purchased Asset, the “Maximum Purchase Price Percentage” specified in Schedule 1 (or as otherwise specified in the applicable Confirmation), as adjusted in accordance with Schedule 1 (or as otherwise specified in the applicable Confirmation). “Monthly Statement” shall mean, for each calendar month during which this Agreement shall be in effect, Seller’s or Servicer’s, as applicable, reconciliation in arrears of beginning balances, interest and principal paid to date and ending balances for each Purchased Asset, together with a certified written report describing (i) any developments or events with respect to such Purchased Asset since the prior Monthly Statement that are reasonably likely to have a Material Adverse Effect, (ii) any Defaults or potential Defaults, (iii) any and all written modifications to any Purchased Asset Documents since the prior Monthly Statement, (iv) loan status, collection performance and any delinquency and loss experience with respect to each Purchased Asset, (v) an update as to the expected disposition or sale of the Purchased Assets and (vi) such other information as Buyer may reasonably request with respect to

LEGAL_US_E # 179498015.2179498015.6 15 Seller, any Purchased Asset, Mortgagor or Mortgaged Property, which report shall be delivered to Buyer for each calendar month during the term of this Agreement within fifteen (15) days following the end of such calendar month. “Moody’s” shall mean Moody’s Investors Service, Inc. “More Favorable Agreement” shall have the meaning specified in Section 12(t) of this Agreement. “Mortgage” shall mean the mortgage, deed of trust, deed to secure debt or other instruments, creating a valid and enforceable first lien on or a first priority ownership interest in a Mortgaged Property. “Mortgage Loan” shall mean (i) a whole commercial mortgage loan or (ii) a First Mortgage A-Note, in each case secured by a Mortgage and evidenced by a Mortgage Note and all other Purchased Asset Documents, all right, title and interest of Seller in and to any Mortgaged Property covered by the related Mortgage and all related Servicing Rights. “Mortgage Note” shall mean (a) with respect to a Mortgage, a note or other evidence of indebtedness of a Mortgagor secured by such Mortgage and (b) with respect to a Participation Interest, a Participation Certificate evidencing such Participation Interest. “Mortgaged Property” shall mean the real property or properties securing repayment of the debt evidenced by a Mortgage Note (or Mortgage Notes, in the case of an AB Mortgage Loan or Split Mortgage Loan). “Mortgagor” shall mean the obligor on a Mortgage Note, the grantor of the related Mortgage and the owner of the related Mortgaged Property. “New Asset” shall mean an Eligible Asset that Seller proposes to sell to Buyer pursuant to a Transaction. “OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury. “Officer’s Certificate” shall mean, as to any Person, a certificate of the chief executive officer, the chief financial officer, the president, any vice president or the secretary of such Person. “Other Connection Taxes” shall mean Taxes imposed as a result of a present or former connection between such Buyer or an assignee and the jurisdiction imposing such Tax (other than connections arising from such Buyer or an assignee having executed, delivered become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other Transaction pursuant to or enforced by any Transaction Document, or sold or assigned an interest in any Transaction or any Transaction Document). “Origination Fee” shall have the meaning specified in the Fee Letter. “Other Taxes” shall mean any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that may arise from any payment made under any Transaction Document or from the execution, delivery or enforcement of, or otherwise with respect to, any

LEGAL_US_E # 179498015.2179498015.6 16 Transaction Document, except for any such Taxes with respect to an assignment, transfer or sale of participation or other interest in or with respect to the Transaction Documents. “Parent” shall mean TH Commercial Mortgage LLC, a Delaware limited liability company. “Participation Certificate” shall mean a participation certificate which evidences the outstanding balance of a Participation Interest. “Participation Interest” shall mean a pari passu participation interest in a performing Mortgage Loan or mezzanine loan and in each case acceptable to Buyer in its sole discretion. “Purchased Asset A” shall have the meaning specified in the Fee Letter. “Purchased Asset B” shall have the meaning specified in the Fee Letter. “Purchased Asset C” shall have the meaning specified in the Fee Letter. “Purchased Asset C Release Payment” shall have the meaning specified in the Fee Letter. “Permitted Encumbrances” shall mean (a) liens for real property Taxes, ground rents, water charges, sewer rates and assessments not yet due and payable; (b) liens arising by operation of law (such as materialmen’s, mechanics’, carriers’, workmen’s, repairmen’s and similar liens) arising in the ordinary course of business which are (i) discharged by payment, bonding or otherwise or (ii) being contested in good faith by the related Mortgagor in accordance with the related Purchased Asset Documents; (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record, which do not individually or in the aggregate, in the reasonable judgment of Seller, materially interfere with (i) the current use of the related Mortgaged Property, (ii) the security intended to be provided by the related Mortgage, (iii) the underlying obligor’s ability to pay its obligations when they become due or (iv) the value of the related Mortgaged Property; (d) liens and encumbrances set forth in the related Title Policy; and (e) rights of existing or future tenants as tenants only pursuant to leases. “Person” shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, joint stock company, joint venture, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof. “Plan” shall mean an employee benefit or other plan established or maintained during the five-year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five-year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code. “Plan Assets” shall mean assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) plan (as defined in Section 4975(e)(l) of the Code) subject to Section 4975 of the Code, or (iii) governmental plan (as defined in Section 3(32) of ERISA) subject to any other federal, state or local laws, rules or regulations substantially similar to Title I of ERISA or Section 4975 of the Code. “Pledge and Security Agreement” shall mean that certain Pledge and Security Agreement, dated as of the date hereof, by Pledgor in favor of Buyer, as the same may be amended, restated, supplemented,

LEGAL_US_E # 179498015.2179498015.6 17 replaced or otherwise modified from time to time, pledging all of Pledgor’s interest in the Capital Stock of Seller to Buyer. “Pledgor” shall mean GP Commercial MS Holdings LLC a Delaware limited liability company. “Portfolio Exposure Threshold” shall mean that the product of (i) the actual weighted-average aggregate Purchase Percentage of all Purchased Assets (weighted by Purchase Price), multiplied by (ii) the weighted average LTV for all Purchased Assets (weighted by Purchase Price) does not exceed 57.5%, unless otherwise permitted by Buyer in its sole discretion. “Power of Attorney to Buyer” shall mean (i) that certain Power of Attorney to Buyer dated as of the date hereof executed by Seller in favor of Buyer and (ii) such other power of attorney executed pursuant to this Agreement in substantially the form attached as Exhibit II-1. “Power of Attorney to Seller” shall mean (i) that certain Power of Attorney to Seller dated as of the date hereof executed by Buyer in favor of Seller and (ii) such other power of attorney executed pursuant to this Agreement substantially in the form of Exhibit II-2. “Preliminary Approval” shall have the meaning specified in Section 3(b) of this Agreement. “Preliminary Due Diligence Package” shall mean, with respect to any New Asset, the following due diligence information, to the extent applicable, relating to such New Asset to be provided by Seller to Buyer pursuant to this Agreement: (a) Seller’s internal credit committee or investment committee memorandum, among other things, outlining the proposed transaction, including potential transaction benefits and all material underwriting risks and Underwriting Issues, anticipated exit strategies, underwriting models and all other characteristics of the proposed transaction that a prudent buyer would consider material; (b) current rent roll and rollover schedule, if applicable; (c) cash flow pro forma, plus historical information, if available; (d) flood certification (of the equivalent in the applicable jurisdiction); (e) maps and photos, if available; (f) interest coverage ratios; (g) description of the Mortgaged Property, along with a description of the Mortgagor and sponsor (including their experience with other projects, ownership structure and financial statements); (h) loan-to-value ratio and Debt Yield Ratio; (i) Seller’s or any Affiliate’s relationship with the Mortgagor or any affiliate; (j) material third party reports, to the extent available and applicable, including: (i) engineering and structural reports, each in form and prepared by consultants acceptable to Buyer; (ii) current Appraisal; (iii) Phase I environmental report (including asbestos and lead paint report) and, if applicable, Phase II or other follow-up environmental report if recommended in Phase I, each in form and prepared by consultants acceptable to Buyer; (iv) seismic reports, each in form and prepared by

LEGAL_US_E # 179498015.2179498015.6 18 consultants acceptable to Buyer; (v) operations and maintenance plan with respect to asbestos containing materials, each in form and prepared by consultants acceptable to Buyer; and (vi) the servicing data tape; (k) copies of documents evidencing such New Asset, or current drafts thereof, including, without limitation, underlying debt and security documents, guaranties, Mortgagor’s organizational documents, loan and collateral pledge agreements, and intercreditor agreements, as applicable; (l) insurance certificates or other evidence of insurance coverage evidencing the insurance required to be maintained with respect to any Eligible Property or Properties pursuant to Section 3(c)(iv) hereof (including evidence of terrorism insurance coverage and such other customary insurance coverage satisfactory to Buyer); (m) analyses and reports with respect to such other matters concerning the New Asset as Buyer may in its reasonable discretion require; and (n) with respect to any Transaction involving a New Asset that is a Future Advance Asset, Seller shall indicate in the related Preliminary Due Diligence Package that such New Asset is a Future Advance Asset and shall provide Buyer with the information required to complete the Confirmation regarding such Future Advance Asset, as well as the then remaining unfunded principal amount of all Purchased Assets that constitute Future Advance Assets. “Prescribed Laws” shall mean, collectively, (a) the USA PATRIOT Act, (b) Executive Order 13224, (c) the International Emergency Economic Power Act, 50 U.S.C. §1701 et. seq., (d) the Bank Secrecy Act (31 U.S.C. Sections 5311 et seq.) as amended and (e) all other Requirements of Law relating to money laundering or terrorism, including without limitation, the USA PATRIOT Act and all regulations and executive orders promulgated with respect to money laundering or terrorism, including, without limitation, those promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury. “Price Differential” shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Repurchase Price thereof (excluding any amount attributable to Price Differential in the definition thereof), calculated on the basis of a three hundred sixty (360) day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (such aggregate amount to be reduced by any amount of such Price Differential paid by Seller to Buyer, prior to such date, with respect to such Transaction). “Pricing Period” shall mean, with respect to each Purchased Asset, (a) in the case of the first (1st) Remittance Date, the period from and including the original Purchase Date for such Purchased Asset to but excluding the next following Remittance Date, and (b) in the case of each subsequent Remittance Date, the one-month period from and including the preceding Remittance Date to but excluding such Remittance Date; provided that no Pricing Period for a Purchased Asset shall end after the Repurchase Date for such Purchased Asset. “Pricing Rate” shall mean, for any Pricing Period with respect to a Purchased Asset, an annual rate equal to the Benchmark for such Pricing Period, plus the Applicable Spread for the related Purchased Asset (subject to adjustment and/or conversion as provided in Sections 3(l), 3(m), 3(o) and 3(p) of this Agreement). “Principal Payment” shall mean, with respect to any Purchased Asset, any payment or prepayment of principal received in respect thereof (including casualty or condemnation proceeds to the

LEGAL_US_E # 179498015.2179498015.6 19 extent that such proceeds are not required under the underlying loan documents to be reserved, escrowed, readvanced or applied for the benefit of the Mortgagor or the related Mortgaged Property). For purposes of clarification, prepayment premiums, fees or penalties shall not be deemed to be principal. “Prohibited Person” shall mean any Person: (i) listed in the Annex to, or otherwise subject to the provisions of, Executive Order 13224; (ii) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224;(iii) with whom Buyer is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including Executive Order 13224;(iv) who commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order 13224;(v) that is the subject of Sanctions;(vi) that is a foreign shell bank; (vii) that is a resident of, or whose subscription funds are transferred from or through an account in, a jurisdiction that has been designated as a non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the FATF, of which the U.S. is a member and with which designation the U.S. representative to the group or organization continues to concur (see http://www.fatf-gati.org for the FATF’s “Non-Cooperative Countries and Territories Initiative”); or (viii) who is an Affiliate of a Person described above. “Purchase Date” shall mean, with respect to any Purchased Asset, the date on which such Purchased Asset is transferred by Seller to Buyer. “Purchase Percentage” shall mean, with respect to any Purchased Asset, the applicable Maximum Purchase Percentage specified in Schedule 1 (or as otherwise specified in the applicable Confirmation), as adjusted in accordance with Schedule 1 (or as otherwise specified in the applicable Confirmation). “Purchase Price” shall mean, with respect to any Purchased Asset, the price at which such Purchased Asset is transferred by Seller to Buyer on the applicable Purchase Date. The Purchase Price as of any Purchase Date for any Purchased Asset shall be an amount (expressed in dollars) equal to the product of (a) the Market Value of such Purchased Asset, multiplied by (b) the applicable Purchase Percentage. The Purchase Price shall increase by any Future Advance Purchase pursuant to Section 3(h) and any payment made to Seller in connection with a Margin Excess pursuant to Section 4(b), and shall decrease by any payment applied in connection with a Margin Deficit pursuant to Section 4(a) and any Principal Payment applied pursuant to Section 5 to reduce such Purchase Price and any other amounts paid to Buyer by Seller to reduce such Purchase Price. “Purchase Term” shall mean, with respect to any Purchased Asset and any date of determination, the applicable period from the Purchase Date for such Purchased Asset to such date of determination. “Purchased Asset” shall mean (i) with respect to any Transaction, the Eligible Assets sold by Seller to Buyer in such Transaction and (ii) with respect to the Transactions in general, all Eligible Assets sold by Seller to Buyer. “Purchased Asset Documents” shall mean, with respect to a Purchased Asset, the documents specified in Schedule 2. “Purchased Asset File” shall mean the Purchased Asset Documents, together with any additional documents and information required to be delivered to Buyer or its designee (including Custodian) pursuant to this Agreement.

LEGAL_US_E # 179498015.2179498015.6 20 “Purchased Asset File Checklist” shall have the meaning specified in the Custodial Agreement. “Purchased Asset Schedule” shall have the meaning specified in the Custodial Agreement. “Qualified Hedge Counterparty” shall mean, with respect to any Hedging Transaction, any entity other than an Affiliated Hedge Counterparty, that (a) qualifies as an “eligible contract participant” as such term is defined in the Commodity Exchange Act (as amended by the Commodity Futures Modernization Act of 2000), (b) the long-term debt of which is rated no less than “A-” by Standard & Poor’s and “A3” by Moody’s and (c) is reasonably acceptable to Buyer; provided that, with respect to clause (c), if Buyer has approved an entity as a counterparty, it may not thereafter deem such counterparty unacceptable with respect to any previously outstanding Transaction unless clause (a) or (b) no longer applies with respect to such counterparty. “Qualified Transferee” shall mean any Person (a)(i) whose long-term, senior, unsecured and unsubordinated debt securities (“Long Term Debt”) rated by Moody’s is at least Baa3 or BBB- by S&P and (ii) whose Long Term Debt rating by either Moody’s or S&P is not suspended or withdrawn, or whose Long Term Debt rating has not ceased to have been assigned a rating by Moody’s or S&P or (b) that is an Affiliate of Buyer. “Quarterly Report” shall mean, for each fiscal quarter during which this Agreement shall be in effect, (i) Seller’s or Servicer’s, as applicable, certified written report summarizing (with a separate cover sheet for each Purchased Asset or, in the case of a Purchased Asset secured (directly or indirectly) by a portfolio of Mortgaged Properties, a cover sheet for such portfolio on a consolidated basis), with respect to the Mortgaged Properties securing each Purchased Asset (or, in the case of a Purchased Asset secured (directly or indirectly) by a portfolio of Mortgaged Properties, such information on a consolidated basis), the net operating income, debt service coverage, occupancy, the revenues per room (for hospitality properties) and sales per square footage (for retail properties), in each case, to the extent received by Seller, and such other information as mutually agreed by Seller and Buyer and (ii) the updated underwriting report, which reports shall be delivered to Buyer for each fiscal quarter during the term of this Agreement within seventy (70) days following the end of each such fiscal quarter. “Reference Time” shall mean, with respect to any setting of the then-current Benchmark (1) if such Benchmark is Term SOFR, the time set forth in the definition of Term SOFR, and (2) if such Benchmark is not Term SOFR, then the time determined by Buyer in accordance with the Benchmark Replacement Conforming Changes. “Regulations T, U and X” shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor thereto), as the same may be modified and supplemented and in effect from time to time. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Remittance Date” shall mean the eighteenth (18th) calendar day of each month, or the next succeeding Business Day, if such calendar day shall not be a Business Day. “Representatives” shall have the meaning specified in Section 27(a) hereof.

LEGAL_US_E # 179498015.2179498015.6 21 “Repurchase Assets” shall have the meaning specified in Section 6(a) hereof. “Repurchase Date” shall mean, with respect to any Purchased Asset, the date that is the earliest to occur of the following: (a) the Facility Termination Date, (b) one (1) Business Day after the occurrence of any Mandatory Repurchase Event or (c) if applicable, the related Early Repurchase Date or Accelerated Repurchase Date. “Repurchase Obligations” shall mean the Aggregate Repurchase Price and all other amounts due under the Transaction Documents (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) irrespective of whether such obligations are direct or indirect, absolute or contingent, matured or unmatured. “Repurchase Price” shall mean, with respect to any Purchased Asset, as of any date, the sum of (i) the price at which such Purchased Asset is to be transferred from Buyer to Seller upon termination of the related Transaction; in each case, such price shall equal the sum of the Purchase Price of such Purchased Asset and the accrued and unpaid Price Differential with respect to such Purchased Asset as of the date of such determination, minus all Income and other cash actually received by Buyer in respect of such Purchased Asset and applied towards the Repurchase Price and/or Price Differential pursuant to this Agreement and (ii) the Repurchase Price Additional Amount. As used herein “Repurchase Price Additional Amount” shall mean, with respect to anythe repurchase of the third to last Purchased Asset being repurchased, if such repurchase results in: that two (i2) five (5) or more Purchased Assets remainingwill remain subject to Transactions, an amount equal to $0.00;the greater of (iix) four (4) or three (3) Purchased Assets remaining subject to Transactions, an amount equal to the product of (a) tenfifteen percent (1015%) multiplied by (b) such Purchased Asset’s outstanding Purchase Price; and and (y) the product of (a) twenty-five percent (25%) multiplied by (b) Seller’s Principal Payment Share; provided, that any Repurchase Price Additional Amount paid by Seller to Buyer shall be applied by Buyer to reduce the Purchase Price of the remaining Purchased Assets on a pro rata basis. (iii) two (2) or one (1) Purchased Assets remaining subject to Transactions, an amount equal to the product of (a) twenty percent (20%) multiplied by (b) such Purchased Asset’s outstanding Purchase Price. “Requirement of Law” shall mean any law (including, without limitation, Prescribed Law), treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or any other Governmental Authority whether now or hereafter enacted or in effect. “Reserve Requirements” shall mean, with respect to any date of determination, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such date (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors of the Federal Reserve System) maintained by Buyer. “Responsible Officer” shall mean any executive officer of Seller. “Sanctions” shall have the meaning specified in Section 10(xxv)(A) of this Agreement. “SEC” shall mean the Securities and Exchange Commission.

LEGAL_US_E # 179498015.2179498015.6 22 “Second Upsize Fee” shall have the meaning specified in the Fee Letter. “Seller” shall have the meaning specified in the introductory paragraph of this Agreement. “Seller’s Principal Payment Share” shall mean, with respect to any Principal Payment, all amounts in excess of Buyer’s Principal Payment Share (other than any amount received by Seller in connection with the Purchased Asset C Release Payment). “Servicer” shall mean Trimont Real Estate Advisors, LLC or any successor servicer appointed by Buyer and reasonably acceptable to Seller; provided that the provisions of Section 22 are satisfied. “Servicer Acknowledgment” shall mean (i) that certain servicer acknowledgment, dated as of the date hereof, executed by Seller and acknowledged by Servicer and Buyer and (ii) such other servicer acknowledgment entered into by Seller on Buyer’s behalf in accordance with Section 22 of this Agreement. “Servicing Agreement” shall mean (i) that certain Servicing and Asset Management Agreement, dated as July 6, 2015, by and between Servicer and TH Commercial Holdings LLC (as joined by Seller pursuant to that certain Joinder Agreement dated as of February 18, 2016) and (ii) such other servicing or subservicing agreement entered into by Seller on Buyer’s behalf in accordance with Section 22 of this Agreement, as the same may be amended, supplemented or otherwise modified from time to time. “Servicing Records” shall have the meaning specified in Section 22(b) of this Agreement. “Servicing Rights” shall mean contractual, possessory or other rights of any Person to administer, service or subservice any Purchased Assets (or to possess any Servicing Records relating thereto), including: (i) the rights to service the Purchased Assets; (ii) the right to receive compensation (whether direct or indirect) for such servicing, including the right to receive and retain the related servicing fee and all other fees with respect to such Purchased Assets; and (iii) all rights, powers and privileges incidental to the foregoing, together with all Servicing Records relating thereto. “Significant Modification” shall mean (i) any extension, amendment, waiver, termination, rescission, cancellation, release, subordination or other modification to the terms of, or any collateral, guaranty or indemnity for, any Purchased Asset or Purchased Asset Document (including, without limitation, any provision related to the amount or timing of any scheduled payment of interest or principal, the validity, perfection or priority of any security interest, or the release of any collateral or obligor), (ii) any sale, transfer, disposition or any similar action with respect to any collateral for any Purchased Asset (except to the extent required under the Purchased Asset Documents) or (iii) the foreclosure or exercise of any material right or remedy by the holder of any Purchased Asset or Purchased Asset Document. “Single-Purpose Entity” shall mean any corporation, limited partnership or limited liability company that, since the date of its formation and at all times on and after the date hereof, has complied with and shall at all times comply with the provisions of Section 13 of this Agreement. “SIPA” shall have the meaning specified in Section 25(a) of this Agreement. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

LEGAL_US_E # 179498015.2179498015.6 23 “Split Mortgage Loan” shall mean a Mortgage Loan evidenced by two or more senior pari passu Mortgage Notes. “Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, Inc., a division of the McGraw Hill Companies Inc. and any successor in interest. “Subsidiary” shall mean, as to any Person, a corporation, partnership or other entity Controlled by such Person. Unless otherwise qualified, all references to a Subsidiary or to Subsidiaries in this Agreement shall refer to a Subsidiary or Subsidiaries of Seller and/or Guarantor. “Supplemental Due Diligence Package” shall mean, with respect to any New Asset, information or deliveries concerning such New Asset that Buyer shall reasonably request in addition to the Preliminary Due Diligence Package, including, without limitation, a credit approval memorandum representing the final terms of the underlying transaction and a loan-to-value ratio computation and a final Debt Yield Ratio computation for such New Asset. “Supplemental Origination Fee” shall have the meaning specified in the Fee Letter. “Survey” shall mean a certified ALTA/ACSM (or applicable state standards for the state in which a Mortgaged Property is located) survey of a Mortgaged Property prepared by a registered independent surveyor and in form and content reasonably satisfactory to Buyer and the company issuing the Title Policy for such Mortgaged Property. “Table Funded Purchased Asset” shall mean a Purchased Asset which is sold to Buyer simultaneously with the origination or acquisition thereof, which origination or acquisition is financed with the Purchase Price, pursuant to Seller’s request, paid directly to a title company or other settlement agent, in each case, approved by Buyer, for disbursement in connection with such origination or acquisition. A Purchased Asset shall cease to be a Table Funded Purchased Asset after Custodian has delivered a Trust Receipt to Buyer certifying its receipt of the Purchased Asset File therefor. “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” shall mean, with respect to any advance of a Purchase Price or Future Advance Purchase for any day, the Term SOFR Reference Rate for a tenor comparable to the applicable Pricing Period on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Pricing Period, as such rate is published by the Term SOFR Administrator for such day at 6:00 a.m. (New York City time); provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the foregoing tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall be less than the Floor, then Term SOFR shall be deemed to be the Floor.

LEGAL_US_E # 179498015.2179498015.6 24 “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Buyer in its reasonable discretion). “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Term SOFR Determination Day” shall have the meaning set forth in the definition of Term SOFR in this Agreement. “Title Policy” shall mean (a) an American Land Title Association lender’s title insurance policy or a comparable form of lender’s title insurance policy approved for use in the applicable jurisdiction, in form and substance reasonably acceptable to Buyer or, (b) if such policy has not yet been issued, (i) a pro forma policy, (ii) a preliminary title policy together with an Insured Closing Letter and Escrow Instructions or (iii) a “marked up” commitment, in each case that is binding on the title insurer. “Third Upsize Fee” shall have the meaning specified in the Fee Letter. “Transaction” shall have the meaning specified in Section 1 of this Agreement. “Transaction Conditions Precedent” shall have the meaning specified in Section 3(f) of this Agreement. “Transaction Costs” shall have the meaning specified in Section 20(b) of this Agreement. “Transaction Documents” shall mean, collectively, this Agreement, the Blocked Account Agreement, the Custodial Agreement, the Fee Letter, the Guaranty, the Pledge and Security Agreement, the Servicing Agreement and Servicer Acknowledgment, the Power of Attorney to Buyer, the Power of Attorney to Seller, all Confirmations executed pursuant to this Agreement in connection with specific Transactions and all other documents executed in connection herewith and therewith. “Transfer” shall mean, with respect to any Person, any sale or other whole or partial conveyance of all or any portion of such Person’s assets, or any direct or indirect interest therein to a third party (other than in connection with the transfer of a Purchased Asset to Buyer in accordance herewith), including the granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of such assets or the subjecting of any portion of such assets to restrictions on transfer. “Transfer Documents” shall mean, with respect to any Purchased Asset, all applicable Purchased Asset Documents necessary to transfer all of Seller’s right, title and interest in such Purchased Asset to Buyer in accordance with the terms of this Agreement. “Trust Receipt” shall mean a trust receipt issued by Custodian, or, in the case of a Table Funded Purchased Asset, Bailee, to Buyer substantially in the form required under the Custodial Agreement or the Bailee Agreement. “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any security interest is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, with respect to perfection or the effect of perfection or non-perfection, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction

LEGAL_US_E # 179498015.2179498015.6 25 for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the Benchmark Replacement Adjustment with respect thereto. “Underwriting Issues” shall mean, with respect to any New Asset, all material information of which Seller has knowledge that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence by a reasonable institutional mortgage loan buyer in determining whether to originate or acquire such New Asset under the circumstances, would, in the context of the totality of the Transaction in question, be considered a materially “negative” factor (either separately or in the aggregate with other information relating to such New Asset), including, but not limited to, whether such New Asset was repurchased from any warehouse loan facility or a repurchase transaction due to the breach of a representation and warranty or a material defect in loan documentation or closing deliveries (such as the absence of any material Purchased Asset Document(s)). “U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56). “U.S. Tax Compliance Certificate” shall have the meaning specified in Section 3(r)(ii)(C) hereof. “Voting Stock” shall mean, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the 1934 Act) as of any date, the Capital Stock of that person that is at the time entitled to vote generally in the election of the board of directors of that person. 3. INITIATION; CONFIRMATION; TERMINATION; FEES (a) Seller may from time to time request that Buyer enter into a Transaction with respect to one or more New Assets by submitting a Preliminary Due Diligence Package for Buyer’s review and approval, which approval shall be in Buyer’s sole discretion. Notwithstanding anything to the contrary herein, Buyer shall have no obligation to consider for purchase any New Asset if, immediately after the purchase of such New Asset, the Aggregate Repurchase Price would exceed the Facility Amount. Buyer and its representatives shall have the right to review all New Assets proposed to be sold to Buyer in any Transaction and to conduct its own due diligence investigation of such New Assets as Buyer determines is necessary in Buyer’s sole discretion. Notwithstanding any provision to the contrary herein or in any other Transaction Document, Buyer shall be entitled to determine, in its sole discretion, whether a New Asset qualifies as an Eligible Asset or whether to reject any New Asset proposed to be sold to Buyer by Seller, and the Buyer shall have no obligation to enter into any Transactions, which Transactions shall be entered into in the sole discretion of the Buyer. (b) Upon Buyer’s receipt of a Preliminary Due Diligence Package, Buyer shall have the right to request a Supplemental Due Diligence Package to evaluate the proposed Transaction. Upon Buyer’s receipt or waiver of such Supplemental Due Diligence Package, Buyer shall, in its sole discretion, within five (5) Business Days, either (i) notify Seller of its intent to proceed with the Transaction together with its determination of the Purchase Price and the Market Value for the related New Asset (such notice, a “Preliminary Approval”) or (ii) deny Seller’s request. Buyer’s failure to respond to Seller within five (5)

LEGAL_US_E # 179498015.2179498015.6 26 Business Days shall be deemed to be a denial of Seller’s request to enter into the proposed Transaction, unless Buyer and Seller have agreed otherwise in writing. (c) Upon Seller’s receipt of Preliminary Approval with respect to a Transaction, Seller shall, if Seller desires to enter into such Transaction with respect to the related New Asset upon the terms set forth by Buyer in the Preliminary Approval, deliver the documents set forth below in this Section 3(c) with respect to each New Asset and related Eligible Property or Properties (to the extent not already delivered in the Preliminary Due Diligence Package or in the Supplemental Due Diligence Package) as a condition precedent to a Final Approval and issuance of a Confirmation, all in a manner and/or form satisfactory to Buyer in its sole discretion and pursuant to documentation satisfactory to Buyer in its sole discretion: (i) Delivery of Purchased Asset Documents. Copies of each of the final Purchased Asset Documents, or drafts of such Purchased Asset Documents in substantially final form if such New Asset is being originated concurrently with the transfer to Buyer, subject to delivery of final, executed copies of such Purchased Asset Documents on the Purchase Date of such New Asset. (ii) Environmental and Engineering. A “Phase I” (and, if recommended by the Phase I, a “Phase II”) environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to Buyer, by an engineer and an environmental consultant, approved by Buyer in its reasonable discretion. (iii) Appraisal. If obtained by Seller, an Appraisal or a Draft Appraisal of the related Eligible Property or Properties dated less than twelve (12) months prior to the proposed Purchase Date. If Buyer receives only a Draft Appraisal prior to entering into a Transaction, Seller shall use its best efforts to deliver an Appraisal on or before thirty (30) days after the Purchase Date. (iv) Insurance. Certificates or other evidence of insurance detailing insurance coverage in respect of the related Eligible Property or Properties of types (including but not limited to casualty, general liability and terrorism insurance coverage), in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Asset Documents and otherwise reasonably satisfactory to Buyer. Such certificates or other evidence shall indicate that Seller (or as to a New Asset that is a Participation Interest, the lead lender on the related whole loan in which Seller is a participant) will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Asset Documents. (v) Opinions of Counsel. Copies of all legal opinions with respect to the New Asset (which shall include a non-consolidation opinion, if applicable) that shall be in form and substance reasonably satisfactory to Buyer; provided that Seller may deliver drafts of such opinions if such New Asset is being originated concurrently with the transfer to Buyer and shall deliver final, executed copies of such legal opinions on the Purchase Date of such New Asset. (vi) Title Policy. (A) An unconditional commitment from the title company to issue a Title Policy or Policies in favor of Seller and Seller’s successors and/or assigns with respect to each Mortgage securing such New Asset with an amount of insurance that shall be not less than the principal balance of such New Asset, or (B) an endorsement or confirmatory letter from the title company that issued the existing Title Policy (in an amount not less than the principal

LEGAL_US_E # 179498015.2179498015.6 27 balance of such New Asset) in favor of Seller and Seller’s successors and assigns adding such parties as an additional insured. (vii) Additional Real Estate Matters. To the extent obtained by Seller, such other real estate related certificates and documentation as may have been reasonably requested by Buyer, such as: (A) certificates of occupancy issued by the appropriate Governmental Authority and either letters certifying that the related Eligible Property or Properties are in compliance with all applicable zoning laws issued by the appropriate Governmental Authority, a zoning report in form and prepared by a zoning consultant satisfactory to Buyer or evidence that the related Title Policy includes a zoning endorsement; and (B) abstracts of all material leases in effect at the Mortgaged Property delivered in connection with the New Asset. (viii) Exception Report. A written report of any exceptions to the representations and warranties in Exhibit III attached hereto (an “Exception Report”). (ix) Other Documents. Such other documents as Buyer shall reasonably deem to be necessary. (d) Within five (5) Business Days of Seller’s delivery of the documents and materials contemplated in Section 3(c) above, Buyer shall in its sole discretion notify Seller that either (A) Buyer has not approved the New Asset or (B) Buyer agrees to purchase the New Asset, subject to satisfaction (or waiver by Buyer) of the Transaction Conditions Precedent (such notice, a “Final Approval”) set forth in Section 3(f) below. Buyer’s failure to respond to Seller within five (5) Business Days shall be deemed to be a denial of Seller’s request that Buyer purchase the New Asset, unless Buyer and Seller have agreed otherwise in writing. (e) Subject to satisfaction of the Transaction Conditions Precedent, Buyer shall deliver to Seller an executed Confirmation with respect to a proposed Transaction; provided that, unless otherwise agreed by Seller, Buyer shall deliver a separate Confirmation with respect to each New Asset that will be the subject of a Transaction. Each Confirmation shall be deemed to be incorporated herein by reference with the same effect as if set forth herein at length. (f) Subject to Seller’s rights under Section 3(g) hereof, Buyer shall transfer the Purchase Price to Seller with respect to each New Asset for which it has issued a Confirmation on the Purchase Date specified in such Confirmation (which Purchase Date shall be at least three (3) Business Days after the date the Final Approval is delivered), and the related New Asset shall be concurrently transferred by Seller to Buyer or Buyer’s nominee; provided that the following conditions (collectively, the “Transaction Conditions Precedent”) shall be satisfied (or waived by Buyer in its sole discretion) with respect to such proposed Transaction: (i) no Default, Event of Default or Margin Deficit shall have occurred and be continuing as of the Purchase Date; (ii) Seller shall have executed a Confirmation for such proposed Transaction; (iii) Guarantor shall have delivered to Buyer a true and accurate Financial Covenant Compliance Certificate with respect to Guarantor’s most recently ended fiscal quarter for which a Financial Covenant Compliance Certificate is required to be delivered hereunder;

LEGAL_US_E # 179498015.2179498015.6 28 (iv) Seller shall have delivered an Officer’s Certificate of Seller covering such matters as Buyer may reasonably request with respect to matters relating to this Agreement or the other Transaction Documents; (v) Buyer shall have (A) determined, in its sole discretion in accordance with Section 3(a) of this Agreement, that the New Asset proposed to be sold to Buyer by Seller in such Transaction is an Eligible Asset, (B) obtained internal credit approval for the inclusion of such New Asset as a Purchased Asset in a Transaction, (C) confirmed that, after giving effect to such Purchased Asset, the Concentration Limit shall be satisfied and (D) determined, in its sole discretion, that the Maximum Asset Exposure Threshold and Portfolio Exposure Threshold will be satisfied immediately after giving effect to such proposed Transaction; (vi) (A) if the New Asset is not a Table Funded Purchased Asset, the applicable Purchased Asset File described in Section 7(b)(i) of this Agreement shall have been delivered to Custodian, and Buyer shall have received a Trust Receipt with respect to such Purchased Asset File, and (B) if the Purchased Asset is a Table Funded Purchased Asset, the documents required by Section 7(b)(i) shall have been delivered to Bailee and Bailee shall have executed and delivered a Bailee Agreement; (vii) Seller shall have delivered to any related Mortgagor, obligor, related servicer or lead lender a direction letter in accordance with Section 5(a) of this Agreement unless such Mortgagor, obligor, related servicer or lead lender is already remitting payments to Servicer, in which case Seller shall direct Servicer to remit all such amounts into the Blocked Account in accordance with Section 5(a) of this Agreement and to service such payments in accordance with the provisions of this Agreement; (viii) Seller shall have paid to Buyer (A) any fees then due and payable under the Fee Letter and (B) any unpaid Transaction Costs in respect of such Purchased Asset due and owing by Seller (which amounts, at Seller’s option, may be held back from funds remitted to Seller by Buyer on the Purchase Date); (ix) the New Asset shall not be a Defaulted Asset; (x) Buyer shall have received true and complete copies of fully executed originals of all Transfer Documents; (xi) Buyer shall have received a copy of any document relating to any Hedging Transaction, and Seller shall have validly pledged and assigned to Buyer all of Seller’s rights under each Hedging Transaction included within a Purchased Asset, if any; (xii) no circumstance shall exist or event have occurred resulting in a Material Adverse Effect; (xiii) there shall not have occurred (A) a material adverse change in financial markets, an outbreak or escalation of hostilities or a material change in national or international political, financial or economic conditions, or (B) a general suspension of trading on major stock exchanges, or (C) a material disruption in or moratorium on commercial banking activities or securities settlement services; and (xiv) no circumstance shall exist or event have occurred resulting in (A) the effective absence of a “repo market” or comparable “lending market” for financing debt obligations

LEGAL_US_E # 179498015.2179498015.6 29 secured by commercial mortgage loans or (B) Buyer not being able to finance Eligible Assets through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events. (g) Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the related Transaction covered thereby. (h) Subject to Section 4 of this Agreement, at any time prior to the Repurchase Date, in the event a future advance is to be made (or has been made) by Seller pursuant to the Purchased Asset Documents with respect to a Future Advance Asset, Seller may submit to Buyer a request that Buyer transfer cash to Seller in an amount not to exceed the Maximum Purchase Percentage, multiplied by the amount of such future advance (a “Future Advance Purchase”), which Future Advance shall increase the outstanding Purchase Price for such Future Advance Asset. Buyer shall transfer cash to Seller as provided in this Section 3(h) (and in accordance with the wire instructions provided by Seller in such request) on the date requested by Seller, which date shall be no earlier than two (2) Business Days following the Business Day on which Buyer reasonably determines that the conditions precedent to Buyer’s obligation to make any Future Advance Purchase as set forth in this Section 3(h) have been satisfied (or, in Buyer’s sole discretion, waived). It shall be a condition to Buyer’s obligation to make any Future Advance Purchase that: (i) no Margin Deficit, Default or Event of Default has occurred and is continuing or will result from the funding of such Future Advance Purchase; (ii) the funding of the Future Advance Purchase will not cause the aggregate outstanding Purchase Price for all Purchased Assets to exceed the Facility Amount; (iii) the Future Advance Purchase will not cause the Purchase Price of the applicable Future Advance Asset to exceed the Concentration Limit; (iv) Buyer shall have determined, in its sole discretion, that the Maximum Asset Exposure Threshold and Portfolio Exposure Threshold will be satisfied immediately after giving effect to the funding of the Future Advance Purchase; (v) Seller shall have demonstrated to Buyer’s reasonable satisfaction that all conditions to the future advance under the Purchased Asset Documents have been satisfied; (vi) the Future Advance Purchase shall be in an amount equal to or greater than $250,000; and (vii) previously or simultaneously with Buyer’s funding of the Future Advance Purchase, Seller shall have funded or caused to be funded to the Mortgagor (or to an escrow agent or as otherwise directed by the Mortgagor) its pro rata portion of such Future Advance Purchase in respect of such Future Advance Asset. (i) Seller shall be entitled to terminate a Transaction on demand, and repurchase the related Purchased Asset on any Business Day prior to the applicable Repurchase Date (an “Early Repurchase Date”); provided, however, that: (i) no Default, Event of Default or Margin Deficit shall be continuing or would occur or result from such early repurchase;

LEGAL_US_E # 179498015.2179498015.6 30 (ii) Seller notifies Buyer in writing, no later than five (5) Business Days prior to the Early Repurchase Date, of its intent to terminate such Transaction and repurchase the related Purchased Asset; and (iii) Seller shall pay to Buyer on the Early Repurchase Date an amount equal to the sum of the Repurchase Price for such Transaction, all Transaction Costs, the Exit Fee, and any other amounts payable by Seller and outstanding under this Agreement or the other Transaction Documents (including, without limitation, Section 3(o), Section 3(p) and Section 3(q) of this Agreement, if any) with respect to such Transaction against transfer to Seller or its agent of the related Purchased Asset. (j) On the Repurchase Date for any Transaction, termination of the applicable Transaction will be effected by transfer to Seller or, if requested by Seller, its designee of the related Purchased Assets, and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 4 or Section 5 hereof) against the simultaneous transfer to Buyer of the applicable Repurchase Price, all Transaction Costs and any other amounts payable by Seller and outstanding under this Agreement with respect to such Transaction (including without limitation, Section 3(o), Section 3(p) and Section 3(q) of this Agreement, if any) to an account of Buyer. (k) So long as no Event of Default has occurred and is then continuing, the Repurchase Price with respect to one or more Purchased Assets may be paid in part at any time upon two (2) Business Days prior written notice from Seller to Buyer; provided, however, that any such payment shall be accompanied by an amount representing accrued Price Differential with respect to such Purchased Asset(s) on the amount of such payment and all other amounts then due under the Transaction Documents. Each partial payment of the Repurchase Price that is voluntary (as opposed to mandatory under the terms of this Agreement) shall be in an amount of not less than $1,000,000. (l) Benchmark Transition Event. (i) Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and a Benchmark Replacement Date with respect thereto have occurred prior to the Reference Time in connection with any setting of the then-current Benchmark, then such Benchmark Replacement will replace the then-current Benchmark for all purposes under this Agreement and under any other Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without requiring any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Transaction Document. (ii) Notwithstanding the foregoing, in the event that Buyer shall have determined (which determination shall be conclusive and binding upon Seller absent manifest error) that by reason of circumstances affecting the relevant market or otherwise, (i) adequate and reasonable means do not exist for ascertaining the applicable Benchmark, but a Benchmark Transition Event (as provided in the definition of Benchmark Transition Event as set forth herein) has not yet occurred or (ii) the Benchmark does not fairly and accurately reflect the costs to Buyer of effecting or maintaining the Transactions, then Buyer shall give written notice to Seller as soon as practicable thereafter. If such notice is given, the Pricing Rate with respect to all outstanding Transactions, until such notice has been withdrawn by Buyer, shall be a per annum rate equal to the sum of (i) the greater of (x) the Federal Funds Rate and (y) the Floor, plus (ii) 0.25%, plus (iii) the Applicable Spread.

LEGAL_US_E # 179498015.2179498015.6 31 (m) Benchmark Replacement Conforming Changes. (i) In connection with the implementation and administration of a Benchmark Replacement, Buyer will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without requiring any further action by or consent of any other party to this Agreement or any other Transaction Document. (ii) Buyer will promptly notify Seller of (A) any occurrence of (i) a Benchmark Transition Event and (ii) the Benchmark Replacement Date with respect thereto, (B) the implementation of any Benchmark Replacement, and (C) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Buyer pursuant to Section 3(l) or this Section 3(m), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in the sole discretion of Buyer and without consent from Seller or any other party to any other Transaction Document. (n) If Buyer shall have determined that the introduction of, or a change in, any Requirement of Law or in the interpretation or administration of any Requirement of Law (including, without limitation changes in any Reserve Requirements and any other increase in cost to Buyer) has made it unlawful, or any Governmental Authority shall have asserted that it is unlawful, for Buyer to enter into any Transaction or any Governmental Authority has imposed material restrictions on the authority of Buyer to enter into any Transaction, then on notice thereof by Buyer to Seller, any obligations of Buyer to enter into Transactions shall be suspended until Buyer notifies Seller that the circumstances giving rise to such determination no longer exist. (o) Upon demand by Buyer, Seller shall indemnify Buyer and hold Buyer harmless from any loss, cost or expense (not to include any lost profit or opportunity) (including, without limitation, attorneys’ fees and disbursements) that Buyer actually sustains or incurs as a consequence of (i) a default by Seller in terminating any Transaction after Seller has given a notice in accordance with Section 3(i) of a termination of a Transaction, (ii) any payment of all or any portion of the Repurchase Price, as the case may be, on any day other than a Remittance Date, (iii) Seller’s failure to sell Eligible Assets to Buyer after Seller has notified Buyer of a proposed Transaction and Buyer has given a Final Approval to purchase such Eligible Assets in accordance with the provisions of this Agreement, (iv) Buyer’s enforcement of the terms of any of the Transaction Documents or (v) any actions taken to perfect or continue any lien created under any Transaction Document. A certificate as to such losses, costs and expenses, setting forth the calculations therefor shall be submitted promptly by Buyer to Seller in writing and shall be prima facie evidence of the information set forth therein, absent manifest error. This Section 3(o) shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Assets. (p) If Buyer shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy, including the Reserve Requirements or any other reserve, special deposit or similar requirements relating to extensions of credit or other assets of Buyer or in the interpretation or application thereof or compliance by Buyer or any corporation controlling Buyer with any request or directive regarding such requirements (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof has the effect of reducing the rate of return

LEGAL_US_E # 179498015.2179498015.6 32 on Buyer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration Buyer’s or such corporation’s policies with respect to such requirements) by an amount deemed by Buyer to be material, then from time to time, within five (5) Business Days after submission by Buyer to Seller of a written request therefor, Seller shall pay to Buyer such additional amount or amounts as will compensate Buyer for such reduction, provided, however that to the extent any such determination by Buyer and imposition of such increased costs apply to all sellers under similar repurchase facilities with Buyer, such determination and imposition of such increased costs will not be applied to Seller unless Buyer is imposing such increased costs on substantially all of its customers similarly situated to Seller under similar repurchase facilities. A certificate as to the calculation of any additional amounts payable pursuant to this Section 3(p) shall be submitted by Buyer to Seller and shall be conclusive and binding upon Seller in the absence of manifest error. This Section 3(p) shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Assets. (q) Any and all payments by or on account of any obligation of Seller under this Agreement shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment, then Seller shall make (or cause to be made) such deduction or withholding and shall timely pay (or cause to be timely paid) the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable shall be increased by Seller as necessary so that after such deduction or withholding has been made, Buyer receives an amount equal to the sum it would have received had no such deduction or withholding been made. Seller shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Requirements of Law. As soon as practicable after any payment of Taxes by Seller to a Governmental Authority pursuant to this Section 3(q), Seller shall deliver to Buyer the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Buyer. (r) If Buyer is entitled to an exemption from or reduction of withholding Tax with respect to payments made under the Transaction Documents, Buyer shall deliver to Seller, prior to becoming a party to this Agreement, and at the time or times reasonably requested by Seller, such properly completed and executed documentation reasonably requested by Seller as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Buyer shall deliver such other documentation prescribed by applicable law or reasonably requested by Seller as will enable Seller to determine whether or not Buyer is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3(r)(i), Section 3(r)(ii) and Section 3(r)(iv) below) shall not be required if in Buyer’s reasonable judgment such completion, execution or submission would be illegal, would subject Buyer to any material unreimbursed cost or expense or would otherwise materially prejudice the legal or commercial position of Buyer. Without limiting the generality of the foregoing: (i) if Buyer is a United States person, it shall deliver to Seller on or prior to the date on which Buyer becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Seller), executed originals of IRS Form W-9 certifying that Buyer is exempt from U.S. federal backup withholding tax; (ii) if Buyer is not a United States person, it shall, to the extent it is legally entitled to do so, deliver to Seller (in such number of copies as shall be requested by Seller) on or prior to

LEGAL_US_E # 179498015.2179498015.6 33 the date on which Buyer becomes a party under this Agreement (and from time to time thereafter upon the reasonable request of Seller), whichever of the following is applicable: (A) in the case of Buyer claiming the benefits of an income tax treaty to which the United States is a party, (1) with respect to payments characterized as interest for U.S. tax purposes under any Transaction Document, executed originals of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed originals of IRS Form W-8ECI; (C) in the case of Buyer claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (1) a certificate to the effect that Buyer is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Seller within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (2) executed originals of IRS Form W-8BEN-E; or (D) to the extent Buyer is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if Buyer is a partnership and one or more direct or indirect partners of Buyer are claiming the portfolio interest exemption, Buyer may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (iii) if Buyer is not a United States person, it shall, to the extent it is legally entitled to do so, deliver to Seller (in such number of copies as shall be requested by Seller) on or prior to the date on which Buyer becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Seller), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Seller to determine the withholding or deduction required to be made; and (iv) if a payment made to Buyer under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Buyer shall deliver to Seller at the time or times prescribed by law and at such time or times reasonably requested by Seller such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller as may be necessary for Seller to comply with its obligations under FATCA and to determine whether Buyer has complied with Buyer’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3(r)(iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement;

LEGAL_US_E # 179498015.2179498015.6 34 provided that Buyer agrees that if any form or certification it previously delivered pursuant to this Section 3(r) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Seller in writing of its legal inability to do so. (s) If any party determines, in its sole discretion exercised in good faith, that it has received a refund or credit of any Taxes as to which it has been indemnified pursuant to this Article 3 (including by the payment of additional amounts pursuant to this Article 3), it shall pay to the indemnifying party an amount equal to such refund or credit (but only to the extent of indemnity payments made under this Article 3 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit). Such indemnifying party, upon request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Article (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund or credit to such Governmental Authority. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (t) If any of the events described in Section 3(o), Section 3(p) or Section 3(q) result in Buyer’s request for additional amounts, then Seller shall have the option to notify Buyer in writing of its intent to terminate all of the Transactions and this Agreement and repurchase all of the Purchased Assets no later than five (5) Business Days after such notice is given to Buyer, and such repurchase by Seller shall be conducted pursuant to and in accordance with Section 3(h). The election by Seller to terminate the Transactions in accordance with this Section 3(t) shall not relieve Seller for liability with respect to any additional amounts or increased costs actually incurred by Buyer prior to the actual repurchase of the Purchased Assets. (u) From and after the Facility Termination Date, Buyer shall have no further obligation to purchase any New Assets. On the Facility Termination Date, Seller shall be obligated to repurchase all of the Purchased Assets and transfer payment of the Repurchase Price for each such Purchased Asset, together with the accrued and unpaid Price Differential and all Transaction Costs and other amounts due and payable to Buyer hereunder, against the transfer by Buyer to Seller of each such Purchased Asset. Following the Facility Termination Date, Buyer shall not be obligated to transfer any Purchased Assets to Seller until payment in full to Buyer of all amounts due hereunder. (v) Notwithstanding any provision herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, guidelines or directives promulgated in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, shall in each case be deemed to be an adoption of or change in a Requirement of Law made subsequent to the date of this Agreement. 4. MANDATORY PAYMENT OR DELIVERY OF ADDITIONAL ASSETS (a) Buyer may determine and re-determine the Asset Base Components on any Business Day and on as many Business Days as it may elect. Upon the occurrence of a Margin Credit Event with respect to one or more Purchased Assets, if at any such time the aggregate Purchase Price of the Purchased Assets is greater than the aggregate Asset Base Components of the Purchased Assets as determined by Buyer in its sole discretion (a “Margin Deficit”), then Seller shall, not later than two (2)

LEGAL_US_E # 179498015.2179498015.6 35 Business Days after receipt of notice of such Margin Deficit from Buyer, deliver to Buyer cash in an amount sufficient to reduce the aggregate Purchase Price of such Purchased Assets to an amount equal to the aggregate Asset Base Components as re-determined by Buyer after giving effect to the delivery of cash or additional collateral by Seller to Buyer pursuant to this Section 4(a); provided that, so long as no Event of Default has occurred and is continuing, Seller shall not be required to cure a Margin Deficit unless and until the aggregate Margin Deficit of all Purchased Assets equals or exceeds $500,000 on any date of determination. Any cash delivered to Buyer pursuant to this Section 4(a) shall be applied by Buyer to reduce the Purchase Price of the applicable Purchased Assets. (b) If at any such time the Purchase Price of one or more Purchased Assets is less than the aggregate Asset Base Components of such Purchased Assets as determined by Buyer in its sole discretion (a “Margin Excess”), then Buyer shall, no later than five (5) Business Days after receipt of a request from Seller, transfer cash to Seller in an amount (not to exceed such Margin Excess) such that the Purchase Price of the Purchased Asset, after the addition of any such cash so transferred, will thereupon not exceed the Asset Base Component as re-determined by Buyer after giving effect to the delivery of cash by Buyer to Seller pursuant to this Section 4(b); provided that (i) no Margin Deficit, Default or Event of Default has occurred and is continuing or would result from such funding, (ii) such funding shall not result in the Aggregate Repurchase Price of all Purchased Assets exceeding the Facility Amount and (iii) each such funding shall be in an amount of not less than $500,000. Any cash delivered by Buyer to Seller pursuant to this Section 4(b) shall be applied by Buyer to increase the Purchase Price of the applicable Purchased Asset. Buyer and Seller shall execute and deliver a restated Confirmation for the applicable Transaction to set forth the new Purchase Price for such Purchased Asset. Seller may not request funding under this Section 4(b) more than three (3) times in any calendar month. (c) The failure of Buyer, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer to do so at a later date. Seller and Buyer each agree that a failure or delay by Buyer to exercise its rights hereunder shall not limit or waive Buyer’s rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller. 5. INCOME PAYMENTS AND PRINCIPAL PAYMENTS (a) On or before the date hereof, Seller and Buyer shall establish and maintain with the Depository Bank a deposit account in the name of Seller and under the sole control of Buyer with respect to which the Blocked Account Agreement shall have been executed (such account, together with any replacement or successor thereof, the “Blocked Account”). Seller shall cause all Income with respect to the Purchased Assets to be deposited in the Blocked Account. In furtherance of the foregoing, Seller shall cause Servicer to remit to the Blocked Account all Income received in respect of the Purchased Assets in accordance with the Servicer Re-Direction Letter. All Income in respect of the Purchased Assets, which may include payments in respect of associated Hedging Transactions, shall be deposited directly into, or, if applicable, remitted directly from the applicable underlying collection account to, the Blocked Account. (b) Unless an Event of Default shall have occurred and be continuing, on each Remittance Date, all Income on deposit in the Blocked Account in respect of the Purchased Assets and the associated Hedging Transactions by the Depository Bank at the instruction of Buyer shall be applied as follows: (i) first, to Buyer, an amount equal to the Price Differential which has accrued and is outstanding in respect of the Transactions as of such Remittance Date;

LEGAL_US_E # 179498015.2179498015.6 36 (ii) second, to Buyer, any accrued and unpaid Unused Fee and all Transaction Costs and all other amounts payable by Seller and outstanding hereunder and under the other Transaction Documents (other than the Repurchase Price); (iii) third, if a Principal Payment in respect of any Purchased Asset has been made during the related Collection Period, to Buyer an amount equal to the product of the amount of such Principal Payment, multiplied by the applicable Purchase Percentage (the “Buyer’s Principal Payment Share”); (iv) fourth, any Seller’s Principal Payment Share, which, for the avoidance of doubt, shall not include any amount received in connection with the Purchased Asset C Release Payment, to be applied to reduce the Purchase Price of Purchased Asset A until the Purchased Asset A has been repurchased in full; (v) fifth, any Seller’s Principal Payment Share, which, for the avoidance of doubt, shall not include any amount received in connection with the Purchased Asset C Release Payment, to be applied to reduce the Purchase Price of Purchased Asset B until the Purchase Price of Purchased Asset B has been reduced to $20,000,000; (vi) sixth, if two (2) or fewer Purchased Assets remain subject to Transactions, any Seller’s Principal Payment Share, to the Buyer; (vii) (iv) fourthseventh, if a Margin Deficit shall exist with respect to one or more Purchased Assets, to Buyer, an amount such that, after giving effect to such payment, the aggregate Purchase Price of the Purchased Assets is equal to the aggregate Asset Base Components of the Purchased Assets, as determined by Buyer after giving effect to such payment to the extent of remaining funds in the Blocked Account; and (viii) (v) fiftheighth, to Seller, the remainder, if any. If, on any Remittance Date, the amounts deposited in the Blocked Account shall be insufficient to make the payments required under (i) through (iii) above of this Section 5(b), and Seller does not otherwise make such payments on such Remittance Date, the same shall constitute an Event of Default hereunder. (c) If an Event of Default shall have occurred and be continuing, all Income on deposit in the Blocked Account in respect of the Purchased Assets and the associated Hedging Transactions shall be applied as determined in Buyer’s sole discretion pursuant to Section 14(b)(ii). (d) If at any time during the term of any Transaction any Income is distributed to Seller with respect to the related Purchased Asset or Seller has otherwise received such Income and has made a payment in respect of such Income to Buyer pursuant to this Section 5, and for any reason such amount is required to be returned by Buyer to an obligor under such Purchased Asset (either before or after the Repurchase Date), Buyer may provide Seller with notice of such required return, and Seller shall pay the amount of such required return to Buyer by 11:00 a.m. (New York time) on the Business Day following Seller’s receipt of such notice. (e) Subject to the other provisions hereof, Seller shall be responsible for all Transaction Costs in respect of any Purchased Assets to the extent it would be so obligated if the Purchased Assets had not been sold to Buyer. Buyer shall provide Seller with notice of any Transaction Costs, and Seller shall pay the amount of any Transaction Costs to Buyer by 11:00 a.m. (New York time) on the later of (i) five (5) Business Days after the date on which Buyer has informed Seller that such amount is due under

LEGAL_US_E # 179498015.2179498015.6 37 the Purchased Asset Documents and (ii) three (3) Business Days following Seller’s receipt of such notice. 6. SECURITY INTEREST (a) Buyer and Seller intend that all Transactions hereunder be sales to Buyer of the Purchased Assets for all purposes (other than for U.S. federal, state and local income or franchise tax purposes) and not loans from Buyer to Seller secured by the Purchased Assets. However, in the event that any Transaction is deemed to be a loan, Seller hereby pledges to Buyer as security for the performance by Seller of the Repurchase Obligations and hereby grants to Buyer a first priority security interest in all of Seller’s right, title and interest in and to the following (collectively, the “Repurchase Assets”): (i) all of the Purchased Assets (including, for the avoidance of doubt, all security interests, mortgages and liens on personal or real property securing the Purchased Assets) and related Servicing Rights; (ii) all Income from the Purchased Assets; (iii) all insurance policies and insurance proceeds relating to any Purchased Asset or the related Eligible Property; (iv) all “general intangibles”, “accounts” and “chattel paper” as defined in the UCC relating to or constituting any and all of the foregoing; (v) all replacements, substitutions or distributions on or proceeds, payments and profits of, and records and files relating to, any and all of the foregoing; and (vi) any other property, rights, titles or interests as are specified in the Confirmation and/or the Trust Receipt, the Purchased Asset Schedule or exception report with respect to the foregoing in all instances, whether now owned or hereafter acquired, now existing or hereafter created. (b) With respect to the security interest in the Repurchase Assets granted in Section 6(a) hereof, and with respect to the security interests granted in Sections 6(c) and 6(d), Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and any other applicable law and shall have the right to apply the Repurchase Assets or proceeds therefrom to the obligations of Seller under the Transaction Documents. In furtherance of the foregoing, (i) Buyer, at Seller’s sole cost and expense, shall cause to be filed as a protective filing with respect to the Repurchase Assets and as a UCC filing with respect to the security interests granted in Sections 6(c) and 6(d) one or more UCC financing statements in form satisfactory to Buyer (to be filed in the filing office indicated therein), in such locations as may be necessary to perfect and maintain perfection and priority of the outright transfer (including under Section 22 of this Agreement) and the security interest granted hereby and, in each case, continuation statements and any amendments thereto (including, without limitation, by causing to be filed any amendments necessary to add or delete Repurchase Assets covered by the financing statement to reflect the purchase and repurchase of Purchased Assets) (collectively, the “Filings”), and shall forward copies of such Filings to Seller upon completion thereof, and (ii) Seller shall, from time to time, at its own expense, deliver and cause to be duly filed all such further filings, instruments and documents and take all such further actions as may be necessary or desirable or as may be requested by Buyer with respect to the perfection and priority of the outright transfer of the Purchased Assets and the security interest granted hereunder in the Repurchase Assets and the rights and remedies

LEGAL_US_E # 179498015.2179498015.6 38 of Buyer with respect to the Repurchase Assets (including under Section 22 of this Agreement) (including the payments of any fees and Taxes required in connection with the execution and delivery of this Agreement). (c) Seller hereby pledges to Buyer as security for the performance by Seller of the Repurchase Obligations and hereby grants to Buyer a first priority security interest in all of Seller’s right, title and interest in and to Seller’s rights under all Hedging Transactions relating to Purchased Assets entered into by Seller and all proceeds thereof. Seller shall take all action as is necessary or desirable to obtain consent to assignment of any such Hedging Transaction to Buyer and shall cause the counterparty under each such Hedging Transaction to enter into such document or instrument satisfactory to Buyer, Seller and such counterparty, pursuant to which such counterparty will covenant and agree to accept notice from Buyer to redirect payments under such Hedging Transaction as Buyer may direct. So long as no Event of Default shall be continuing, Buyer agrees that it will not redirect payments under any Hedging Transaction pledged to Buyer pursuant to the terms of this Section 6(c). (d) Seller hereby pledges to Buyer as security for the performance by Seller of the Repurchase Obligations and hereby grants to Buyer a first priority security interest in all of Seller’s right, title and interest in and to the Blocked Account and all amounts and property from time to time on deposit therein and all replacements, substitutions or distributions on or proceeds, payments and profits of, and records and files relating to, the Blocked Account. (e) In connection with the repurchase by Seller of any Purchased Asset in accordance herewith, upon receipt of the Repurchase Price by Buyer, Buyer will deliver to Seller, at Seller’s expense, such documents and instruments as may be reasonably necessary and requested by Seller to reconvey such Purchased Asset and any Income related thereto to Seller. 7. PAYMENT, TRANSFER AND CUSTODY (a) Subject to the terms and conditions of this Agreement, on the Purchase Date for each Transaction, ownership of the Purchased Assets and all rights thereunder shall be transferred to Buyer or its designee (including Custodian) against the simultaneous transfer of the Purchase Price to an account of Seller specified in the Confirmation relating to such Transaction. Buyer will provide Seller with a Power of Attorney to Seller, allowing Seller to administer, operate and service such Purchased Assets. Provided that no Event of Default shall have occurred and be continuing, such Power of Attorney to Seller shall be binding upon Buyer and Buyer’s successors and assigns. (b) Seller shall: (i) with respect to each Table Funded Purchased Asset, (A) not later than 1:00 p.m. (New York time) on the Purchase Date, deliver or cause Bailee to deliver to Buyer, by electronic transmission, a true and complete copy of the related Mortgage Note or Participation Certificate with assignment in blank (as applicable), loan agreement, Mortgage, Title Policy, Insured Closing Letter and Escrow Instructions, if any, and the executed Bailee Agreement; (B) not later than 1:00 p.m. (New York time) on the third (3rd) Business Day following the Purchase Date, deliver or cause Bailee to deliver and release to Custodian (with a copy to Buyer), together with a Purchased Asset File Checklist, the Purchased Asset Documents with respect to each Purchased Asset identified in the Purchased Asset File Checklist delivered therewith, and (C) not later than two (2) Business Days following receipt of such Purchased Asset Documents by Custodian, cause Custodian to deliver a Trust Receipt confirming such receipt; and

LEGAL_US_E # 179498015.2179498015.6 39 (ii) with respect to each Purchased Asset that is not a Table Funded Purchased Asset, (A) not later than 1:00 p.m. (New York time) two (2) Business Days prior to the related Purchase Date, deliver and release to Custodian (with a copy to Buyer), together with the Purchased Asset File Checklist, the Purchased Asset Documents with respect to each Table Funded Purchased Asset identified in the Purchased Asset File Checklist delivered therewith, and (B) on the Purchase Date, cause Custodian to deliver a Trust Receipt confirming receipt of such Purchased Asset Documents; provided that if Seller cannot deliver, or cause to be delivered, any of the original Purchased Asset Documents required to be delivered as originals (excluding the Mortgage Note, the Mezzanine Note, the Assignment of Mortgage and, if applicable, the Participation Certificate, originals of which must be delivered at the time required under the provisions above), Seller shall deliver a photocopy thereof and an Officer’s Certificate of Seller certifying that such copy represents a true and correct copy of the original and shall use its best efforts to obtain and deliver such original document within one hundred eighty (180) days after the related Purchase Date (or such longer period after the related Purchase Date to which Buyer may consent in its sole discretion, so long as Seller is, as certified in writing to Buyer not less frequently than monthly, using its best efforts to obtain the original). After the expiration of such best efforts period, Seller shall deliver to Buyer a certification that states, despite Seller’s best efforts, Seller was unable to obtain such original document, and thereafter Seller shall have no further obligation to deliver the related original document. Notwithstanding the foregoing, Buyer shall, at its option, have the right to cancel the purchase of an Eligible Asset if all required originals have not been delivered as required in this Agreement. (c) From time to time, Seller shall forward to Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Asset approved in accordance with the terms of this Agreement, and upon receipt of any such other documents, Custodian shall hold such other documents on behalf of Buyer and as Buyer shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Buyer a true copy thereof with an Officer’s Certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to Custodian promptly when they are received. With respect to all of the Purchased Assets delivered by Seller to Buyer or its designee (including Custodian), Seller shall execute an omnibus Power of Attorney to Buyer irrevocably appointing Buyer its attorney-in-fact with full power to (i) complete and record any Assignment of Mortgage, (ii) complete the endorsement of any Mortgage Note, Mezzanine Note or Participation Certificate (as applicable) and (iii) after the occurrence and during the continuance of an Event of Default, take such other steps as may be necessary or desirable to enforce Buyer’s rights against any Purchased Assets and the related Purchased Asset Files and the Servicing Records. Buyer shall deposit the Purchased Asset Files representing the Purchased Assets, or cause the Purchased Asset Files to be deposited directly, with Custodian to be held by Custodian on behalf of Buyer. The Purchased Asset Files shall be maintained in accordance with Custodial Agreement. Any Purchased Asset File not delivered to Buyer or its designee (including Custodian) is and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Asset File and the originals of the Purchased Asset File not delivered to Buyer or its designee. The possession of the Purchased Asset File by Seller or its designee is at the will of Buyer for the sole purpose of servicing the related Purchased Asset, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the transfer, subject to the terms and conditions of this Agreement, of the

LEGAL_US_E # 179498015.2179498015.6 40 related Purchased Asset to Buyer. Seller or its designee (including Custodian) shall release its custody of the Purchased Asset File only in accordance with written instructions from Buyer, unless such release is required as incidental to the servicing of the Purchased Assets or is in connection with a repurchase of any Purchased Asset by Seller or is pursuant to the order of a court of competent jurisdiction. (d) On the date of this Agreement, Buyer shall have received all of the following items and documents, each of which shall be satisfactory to Buyer in form and substance: (i) Transaction Documents. (A) This Agreement, duly executed and delivered by Seller and Buyer; (B) the Custodial Agreement, duly executed and delivered by Seller, Buyer and Custodian;(C) the Blocked Account Agreement, duly executed and delivered by Seller, Buyer and Depository Bank; (D) the Fee Letter, duly executed and delivered by Seller and Buyer; and (E) the Guaranty, duly executed and delivered by Guarantor; (F) the Pledge and Security Agreement, duly executed and delivered by Pledgor; (G) the Power of Attorney to Buyer; (H) the Power of Attorney to Seller; (I) the Servicing Agreement and Servicer Acknowledgement duly executed by the parties thereto; and (J) the Filings; (ii) Fees and Costs. The Origination Fee and all other Transaction Costs payable to Buyer in connection with the negotiation of the Transaction Documents; (iii) Organizational Documents. Certified copies of the organizational documents of Seller and Guarantor and resolutions or other documents evidencing the authority of Seller and Guarantor with respect to the execution, delivery and performance of the Transaction Documents to which it is a party and each other document to be delivered by Seller and/or Guarantor from time to time in connection with the Transaction Documents (and Buyer may conclusively rely on such certifications until it receives notice in writing from Seller or Guarantor, as the case may be, to the contrary); (iv) Legal Opinion. Opinions of counsel to Seller and Guarantor in form and substance satisfactory to Buyer as to authority, enforceability of the Transaction Documents to which it is a party, perfection, bankruptcy safe harbors, the Investment Company Act and such other matters as may be requested by Buyer; and (v) Other Documents. Such other documents as Buyer may reasonably request. 8. CERTAIN RIGHTS OF BUYER WITH RESPECT TO THE PURCHASED ASSETS (a) Subject to the terms and conditions of this Agreement, title to all Purchased Assets shall pass to Buyer on the applicable Purchase Date, and Buyer shall have free and unrestricted use of its interest in the Purchased Assets in accordance with the terms and conditions of the Purchased Asset Documents. Subject to the provisions of Article 17 of this Agreement, nothing in this Agreement or any other Transaction Document shall preclude Buyer from engaging (at its expense) in repurchase transactions with the Purchased Assets with Persons in conformity with the terms and conditions of the Purchased Asset Documents or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Assets to Persons in conformity with the terms and conditions of the Purchased Asset Documents, but no such transaction shall relieve Buyer of its obligations to transfer the Purchased Assets to Seller pursuant to Section 3 of this Agreement or of Buyer’s obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 5 of this Agreement or of the obligations of Buyer pursuant to Article 17 of this Agreement or otherwise affect the rights, obligations and remedies of any party to this Agreement.

LEGAL_US_E # 179498015.2179498015.6 41 (b) Nothing contained in this Agreement or any other Transaction Document shall obligate Buyer to segregate any Purchased Assets delivered to Buyer by Seller. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Purchased Asset shall remain in the custody of Seller or an Affiliate of Seller other than as permitted herein. Subject to the terms and conditions of this Agreement, any documents delivered to Custodian pursuant to Section 7 of this Agreement shall be released only in accordance with the terms and conditions of the Custodial Agreement. 9. EXTENSION OF FACILITY TERMINATION DATE (a) Extension of Facility Termination Date. At the request of Seller delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before the then applicable Facility Termination Date, Seller may annually request an extension of the then current Facility Termination Date for a one (1) year period (each an “Extension Term”). Any request for an Extension Term may be approved or denied in Buyer’s sole discretion, and in any case shall be approved only if (i) no Default, Event of Default or Margin Deficit shall exist on the date of Seller’s request to extend or on the then current Facility Termination Date, (ii) all representations and warranties in this Agreement shall be true, correct, complete and accurate in all respects as of the then current Facility Termination Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer), and (iii) on or before the then current Facility Termination Date, Seller shall have paid the Extension Fee to Buyer. (b) Intentionally omitted. 10. REPRESENTATIONS Seller represents and warrants to Buyer that as of the date of this Agreement and as of each Purchase Date and at all times while this Agreement and any Transaction thereunder is in effect or any Repurchase Obligations remain outstanding: (i) Organization. Seller (A) is a limited liability company duly organized, validly existing and in good standing under the laws and regulations of the State of Delaware; (B) is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller’s business, except where failure to so qualify could not be reasonably likely to have a Material Adverse Effect; (C) has all requisite limited liability company or other power, and has all governmental licenses, authorizations, consents and approvals necessary, to (1) own and hold its assets and to carry on its business as now being conducted and proposed to be conducted and (2) to execute the Transaction Documents and enter into the Transactions thereunder, and (D) has all requisite limited liability company or other power to execute, deliver, and perform its obligations under this Agreement and the other Transaction Documents. (ii) Authorization; Due Execution; Enforceability. The execution, delivery and performance by Seller of each of this Agreement and each of the Transaction Documents have been duly authorized by all necessary limited liability company or other action on its part. The Transaction Documents have been duly executed and delivered by Seller for good and valuable consideration. The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

LEGAL_US_E # 179498015.2179498015.6 42 (iii) Non-Contravention; Consents. Neither the execution and delivery of the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will (A) conflict with or result in a breach of the organizational documents of Seller (B) conflict with any applicable law (including, without limitation, Prescribed Laws), rule or regulation or result in a breach or violation of any of the terms, conditions or provisions of any judgment or order, writ, injunction, decree or demand of any Governmental Authority applicable to Seller, (C) result in the creation or imposition of any lien or any other encumbrance upon any of the assets of Seller, other than pursuant to the Transaction Documents or (D) violate or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, contract or other material agreement to which Seller is a party or by which Seller may be bound, in the case of clause (B) above, to the extent that such conflict or breach would have a Material Adverse Effect upon Seller’s ability to perform its obligations hereunder. (iv) Litigation; Requirements of Law. There is no action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller or any of its assets which (A) may, individually or in the aggregate, result in any Material Adverse Effect; (B) may have an adverse effect on the validity of the Transaction Documents or any action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents; or (C) makes a non-frivolous (as determined by Buyer in its sole good faith discretion) claim or claims in an amount greater than $250,000. Seller is in compliance in all material respects with all Requirements of Law. Seller is not in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority. (v) No Broker. Seller has not dealt with any broker, investment banker, agent or other Person (other than Buyer or an Affiliate of Buyer) who may be entitled to any commission or compensation in connection with the sale of the Purchased Assets pursuant to any Transaction Documents. (vi) Good Title to Purchased Assets. Immediately prior to the purchase of any Purchased Assets by Buyer from Seller, such Purchased Assets are free and clear of any lien, security interest, claim, option, charge, encumbrance or impediment to transfer to Buyer (including any “adverse claim” as defined in Section 8-102(a)(1) of the UCC), and are not subject to any rights of setoff, any prior sale, transfer, assignment, or participation by Seller or any agreement (other than the Transaction Documents) by Seller to assign, convey, transfer or participate in such Purchased Assets, in whole or in part, and Seller is the sole legal record and beneficial owner of, and owns and has the right to sell and transfer, such Purchased Assets to Buyer, and, upon transfer of such Purchased Assets to Buyer, Buyer shall be the owner of such Purchased Assets (other than for U.S. federal, state and local income and franchise tax purposes) free of any adverse claim, subject to Seller’s rights pursuant to this Agreement. In the event that the related Transaction is recharacterized as a secured financing of the Purchased Assets and with respect to the security interests granted in Section 6(a), Section 6(c) and Section 6(d), the provisions of this Agreement and the filing of the Filings are effective to create in favor of Buyer a valid security interest in all right, title and interest of Seller in, to and under the Repurchase Assets specified in Section 6(a) and the other collateral specified in Section 6(c) and Section 6(d), and Buyer shall have a valid, perfected and enforceable first priority security interest in the Repurchase Assets and such other collateral, subject to no lien or rights of others other than as granted herein.

LEGAL_US_E # 179498015.2179498015.6 43 (vii) No Default; No Material Adverse Effect. No Default or Event of Default exists under or with respect to the Transaction Documents. To Seller’s knowledge, there are no post-Transaction facts or circumstances that have a Material Adverse Effect on any Purchased Asset that Seller has not notified Buyer of in writing. (viii) Representations and Warranties Regarding Purchased Assets; Delivery of Purchased Asset File. Each Purchased Asset sold hereunder, as of the applicable Purchase Date for the Transaction in question, conforms to the applicable representations and warranties set forth in Exhibit III attached hereto, except as has been disclosed to Buyer in an Exception Report prior to Buyer’s issuance of a Confirmation with respect to the related Purchased Asset. It is understood and agreed that the representations and warranties set forth in Exhibit III hereto (as modified by any Exception Report disclosed to Buyer in writing prior to Buyer’s issuance of a Confirmation with respect to the related Purchased Asset), shall survive delivery of the respective Purchased Asset File to Buyer or its designee (including Custodian). With respect to each Purchased Asset, the Purchased Asset File and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased Asset have been delivered to Buyer or Bailee, as applicable, or to Custodian on behalf of Buyer. Seller or its designee is in possession of a complete, true and accurate Purchased Asset File with respect to each Purchased Asset, except for such documents the originals of which have been delivered to Custodian. (ix) Adequate Capitalization; No Fraudulent Transfer. After giving effect to each Transaction (A) the amount of the “present fair saleable value” of the assets of Seller will, as of such date, exceed the amount of all “liabilities of Seller, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (B) the present fair saleable value of the assets of Seller will, as of such date, be greater than the amount that will be required to pay the liabilities of Seller on debts as such debts become absolute and matured, (C) Seller will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (D) Seller will be able to pay its respective debts as they mature. Seller does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Seller is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Seller or any of its assets. Seller is not transferring any New Assets with any intent to hinder, delay or defraud any of its creditors. For purposes of this Section 10(ix), “debt” means “liability on a claim”, “claim” means any (1) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (2) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. (x) Organizational Documents. Seller has delivered to Buyer true and correct certified copies of its organizational documents, together with all amendments thereto, if any. (xi) No Encumbrances. Except to the extent expressly set forth in this Agreement, there are (A) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Assets (B) no agreements on the part of Seller to issue, sell or distribute the Purchased Assets and (C) no obligations on the part of Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or

LEGAL_US_E # 179498015.2179498015.6 44 interest therein, except, in each of the foregoing instances, as contemplated by the Transaction Documents. (xii) No Investment Company or Holding Company. Neither Seller nor Guarantor is an “investment company”, or a company “controlled by an investment company”, within the meaning of the Investment Company Act of 1940, as amended. (xiii) Taxes. Seller has filed or caused to be filed all tax returns that would be delinquent if they had not been filed on or before the date hereof and has paid all Taxes due and payable on or before the date hereof and all Taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority; no tax liens have been filed against any of Seller’s assets; and, to Seller’s knowledge, no claims are being asserted with respect to any such Taxes, fees or other charges (except for liens with respect to Taxes not yet due and payable or liens or claims with respect to Taxes that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP). (xiv) ERISA. Neither Seller nor any ERISA Affiliate (A) sponsors or maintains any Plans or (B) makes any contributions to or has any liabilities or obligations (direct or contingent) with respect to any Plans. Seller does not hold Plan Assets, and the consummation of the transactions contemplated by this Agreement will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar Laws. (xv) Judgments/Bankruptcy. Except as disclosed in writing to Buyer, there are no judgments against Seller that are unsatisfied of record or docketed in any court located in the United States of America and no Act of Insolvency has ever occurred with respect to Seller. (xvi) Full and Accurate Disclosure. No information provided pursuant to or during the negotiation of the Transaction Documents, or any written statement furnished by or on behalf of Seller pursuant to the terms of the Transaction Documents (including any certification of Bailee), contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made when such statements and omissions are considered in the totality of the circumstances in question. (xvii) Financial Information. All financial data concerning Seller and Guarantor and, to Seller’s actual knowledge, all data concerning the Purchased Assets that has been delivered to Buyer by Seller, any Affiliate of Seller or Seller’s advisors is true, complete and correct in all material respects and has been prepared in accordance with GAAP (to the extent applicable). Since the delivery of such data, except as otherwise disclosed in writing to Buyer, there has been no material adverse change in the business or financial condition of Seller or Guarantor or the Purchased Assets, or in the results of operations of Seller or Guarantor. (xviii) Jurisdiction of Organization. Seller’s jurisdiction of organization is the State of Delaware. (xix) Location of Books and Records. The location where Seller keeps its books and records is at its chief executive office at 601 Carlson Parkway, Suite 1400, Minnetonka, Minnesota 55305.

LEGAL_US_E # 179498015.2179498015.6 45 (xx) Authorized Representatives. The duly authorized representatives of Seller are listed on, and true signatures of such authorized representatives are set forth on, Exhibit V attached to this Agreement. (xxi) Use of Proceeds; Regulations T, U and X. All proceeds of each Transaction shall be used by Seller for purposes permitted under Seller’s governing documents; provided that no part of the proceeds of any Transaction will be used by Seller to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Neither the entering into nor consummation of any Transaction hereunder, nor the use of the proceeds thereof, will violate any provision of Regulations T, U and X. (xxii) Regulatory Status. Seller is not a “bank holding company” or a direct or indirect subsidiary of a “bank holding company” as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System. (xxiii) Hedging Transactions. As of the Purchase Date for any Purchased Asset that is subject to a Hedging Transaction, each such Hedging Transaction is in full force and effect in accordance with its terms, each counterparty thereto is an Affiliated Hedge Counterparty or a Qualified Hedge Counterparty, and no “Termination Event”, “Event of Default”, “Potential Event of Default” or any similar event, however denominated, has occurred with respect thereto. (xxiv) Anti-Money Laundering. The operations of Seller, Guarantor and their Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those required by the Prescribed Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Seller or Guarantor or any of their Subsidiaries with respect to the Prescribed Laws is pending or, to the best knowledge of Seller, threatened. (xxv) OFAC. (A) None of Seller, any director, officer or employee of Seller, or to Seller’s knowledge, any agent, Affiliate or representative of Seller, is a Person that is, or is owned or controlled by a Person that is: (1) the subject of any sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, or Her Majesty’s Treasury (collectively, “Sanctions”); or (2) located, organized or resides in a country or territory that is the subject of comprehensive Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria. (B) Seller is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. (xxvi) Anti-Corruption. (A) None of Seller, its directors, officers, or employees, or, to Seller’s knowledge, any agent, Affiliate or representative of Seller or any Affiliate of them, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly

LEGAL_US_E # 179498015.2179498015.6 46 influence official action, to obtain or retain business or otherwise to secure any improper advantage, in each case in violation of applicable anti-corruption or anti-bribery laws. (B) Seller and, to Seller’s knowledge, Seller’s Affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained in this Section 10(xxvi). 11. NEGATIVE COVENANTS OF SELLER On and as of date of this Agreement and each Purchase Date and at all times while this Agreement and any Transaction hereunder is in effect or any Repurchase Obligations remain outstanding, Seller shall not without the prior written consent of Buyer: (a) subject to Seller’s right to repurchase the Purchased Assets, take any action which would directly or indirectly materially impair or adversely affect Buyer’s title to the Purchased Assets; (b) transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Assets (or any of them) to any Person other than Buyer, or engage in repurchase transactions or similar transactions with respect to the Purchased Assets (or any of them) with any Person other than Buyer, except where the Purchased Assets in question are simultaneously repurchased from Buyer; (c) create, incur or permit to exist any lien, encumbrance or security interest in or on any of the Repurchase Assets or other collateral subject to the security interests granted by Seller pursuant to Section 6 of this Agreement; (d) create, incur or permit any lien, security interest, charges, or encumbrances with respect to any Repurchase Assets or Hedging Transaction relating to the Purchased Assets for the benefit of any Person other than Buyer; (e) consent or assent to a Significant Modification; (f) take any action or permit such action to be taken which would result in a Change of Control; (g) after the occurrence and during the continuation of any Default or Event of Default, make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller; (h) sponsor or maintain any Plans or make any contributions to, or have any liability or obligation (direct or contingent) with respect to, any Plan or permit any ERISA Affiliate to sponsor or maintain any Plans or make any contributions to, or have any liability or obligation (direct or contingent) with respect to, any Plan; (i) engage in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Buyer of any of its rights under this Agreement, the Purchased Assets or

LEGAL_US_E # 179498015.2179498015.6 47 any Transaction Document) to be a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar provisions under any other similar Laws; (j) make any future advances under any Purchased Asset to any underlying obligor that are not permitted by the related Purchased Asset Documents; (k) seek its dissolution, liquidation or winding up, in whole or in part; (l) incur any Indebtedness except as provided in Section 13(i) hereof or otherwise cease to be a Single-Purpose Entity; (m) permit the organizational documents or organizational structure of Seller to be amended without the prior written consent of Buyer, which consent shall not, prior to the occurrence and during the continuance of a Default or an Event of Default, be unreasonably withheld, conditioned or delayed, other than with respect to special purpose entity provisions, for which consent shall be at Buyer’s sole discretion; (n) acquire or maintain any right or interest in any Purchased Asset or Mortgaged Property that is senior to, junior to or pari passu with the rights and interests of Buyer therein under this Agreement and the other Transaction Documents unless such right or interest becomes a Purchased Asset hereunder or unless such right or interest exists as of the Purchase Date for such Purchased Asset and is approved by Buyer in writing; (o) knowingly, directly or indirectly use the proceeds from any Transaction, or lend contribute or otherwise make available such proceeds to any other Person (i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any Person (including Buyer); (p) knowingly, directly or indirectly use the proceeds from any Transaction or lend, contribute or otherwise make available such proceeds to any Person for the purpose of financing or facilitating any activity that would violate applicable anti-corruption laws, rules, or regulations; (q) permit, at any time, a breach of the Concentration Limit due to an early repurchase pursuant to Section 3(i) above (provided, however, in the event of such a breach, no later than two (2) Business Days after receipt of notice of such breach from Buyer or Seller acquiring knowledge thereof, Seller may cure such breach by: (i) delivering to Buyer cash, (ii) repurchasing such Purchased Assets giving rise to such breach of the Concentration Limit at their Repurchase Prices, or (iii) choosing any combination of the foregoing, such that, after giving effect to such transfers, the Concentration Limit is no longer breached); or (r) cause any Purchased Asset to be serviced by any servicer other than a servicer expressly approved in writing by Buyer. 12. AFFIRMATIVE COVENANTS OF SELLER On and as of the date of this Agreement and each Purchase Date and at all times while this Agreement and any Transaction thereunder is in effect or any Repurchase Obligations remain outstanding:

LEGAL_US_E # 179498015.2179498015.6 48 (a) Seller shall promptly notify Buyer of any event and/or condition that is likely to have a Material Adverse Effect. (b) Seller shall give notice to Buyer of the following (accompanied by an Officer’s Certificate setting forth details of the occurrence referred to therein and stating what actions Seller has taken or proposes to take with respect thereto): (i) promptly upon receipt by Seller of notice or knowledge of the occurrence of any Default or Event of Default; (ii) with respect to any Purchased Asset sold to Buyer hereunder, promptly following receipt of any unscheduled Principal Payment (in full or in part); (iii) with respect to any Purchased Asset sold to Buyer hereunder, promptly following receipt by Seller of notice or knowledge that the related Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the value of such Mortgaged Property; (iv) promptly upon receipt of notice by Seller or knowledge of (A) any Purchased Asset that becomes a Defaulted Asset, (B) any lien or security interest (other than security interests created hereby) on, or claim asserted against, any Purchased Asset or, to Seller’s knowledge, the underlying collateral therefor, (C) any event or change in circumstances that has or could reasonably be expected to have a material adverse effect on the Market Value of a Purchased Asset, or (D) any change with respect to Servicer or in the servicing of any Purchased Asset; (v) promptly, and in any event within ten (10) days after service of process on any of the following, give to Buyer notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting Seller or affecting any of the assets of Seller before any Governmental Authority that (A) questions or challenges the validity or enforceability of any of the Transaction Documents or any action to be taken in connection with the transactions contemplated hereby, (B) makes a claim or claims in an aggregate amount greater than $250,000, (C) which, individually or in the aggregate, if adversely determined could reasonably be likely to have a Material Adverse Effect, (D) requires filing with the SEC in accordance with the 1934 Act and any rules thereunder or (E) raises any lender licensee issues with respect to any Purchased Asset; (vi) promptly upon any transfer of any underlying Mortgaged Property or any direct or indirect equity interest in any Mortgagor of which Seller has knowledge, whether or not consent to such transfer is required under the applicable Purchased Asset Documents; and (vii) promptly, and in any event within ten (10) days after Seller or any of its ERISA Affiliates knows or has reason to know that any “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur in respect of a Plan that, individually or in the aggregate, either has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and (viii) promptly upon receipt by Seller of notice or knowledge of the occurrence of any breach of the representations and warranties in Exhibit III of this Agreement.

LEGAL_US_E # 179498015.2179498015.6 49 (c) Seller shall provide Buyer with copies of such documents as Buyer may reasonably request evidencing the truthfulness of the representations set forth in Section 10 hereof, to the extent such documents are in Seller’s possession. (d) Seller shall defend the right, title and interest of Buyer in and to the Purchased Assets and any Hedging Transactions against, and take such other action as is necessary to remove, any liens, security interests, claims, encumbrances, charges and demands of all Persons thereon (other than security interests granted to Buyer hereunder), and, upon Buyer’s reasonable request, take any such other action as is necessary to obtain or preserve a first priority perfected security interest in the Purchased Assets and any Hedging Transactions. (e) Seller will permit Buyer or its designated representative to inspect any of Seller’s records with respect to all or any portion of the Purchased Assets and the conduct and operation of its business related thereto upon Buyer’s reasonable notice at such reasonable times and with reasonable frequency requested by Buyer or its designated representative and to make copies of extracts of any and all thereof, subject to terms of any confidentiality agreement between Buyer and Seller. Buyer shall act in a commercially reasonable manner in requesting and conducting any inspection related to the conduct and operation of Seller’s business. (f) If any amount payable under or in connection with any of the Purchased Assets shall be or become evidenced by any promissory note, other instrument or chattel paper (as each of the foregoing is defined under the UCC), such note, instrument or chattel paper shall be immediately delivered to Buyer or its designee, duly endorsed in a manner satisfactory to Buyer or if any collateral or other security shall subsequently be delivered to Seller in connection with any Purchased Asset, Seller shall immediately deliver or forward such item of collateral or other security to Buyer or its designee, together with such instruments of assignment as Buyer may reasonably request. (g) Seller shall provide (or cause to be provided) to Buyer the following financial and reporting information: (i) the Monthly Statement; (ii) the Quarterly Report, together with all operating statements and occupancy information that Seller or Servicer has received relating to the Purchased Assets for the related fiscal quarter; (iii) a Financial Covenant Compliance Certificate; (iv) Intentionally Omitted; (v) within ten (10) Business Days after Buyer’s request, such further information with respect to the operation of any Mortgaged Property, Purchased Asset, the financial affairs of Seller or Guarantor and any Plan and Multiemployer Plan as may be reasonably requested by Buyer, including all business plans prepared by or for Seller; (vi) upon the request of Buyer, updated Appraisals of the Mortgaged Properties relating to the Purchased Assets, at Seller’s sole cost and expense; provided, however, (x) so long as no Event of Default has occurred and is continuing, Seller shall only be responsible for up to $25,000 for such Appraisals in any one (1) calendar year and (y) after the occurrence and

LEGAL_US_E # 179498015.2179498015.6 50 during the continuance of an Event of Default, Seller shall only be responsible for up to $100,000 for such Appraisals in any one (1) calendar year; and (vii) such other reports as Buyer shall reasonably request. (h) Seller shall at all times comply in all material respects with all laws (including, without limitation, Prescribed Laws), ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets, and Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence and all licenses material to its business. (i) Seller agrees that, from time to time upon the prior written request of Buyer, it shall (A) execute and deliver such further documents, provide such additional information and reports and perform such other acts as Buyer may reasonably request in order to insure compliance with all Prescribed Laws and to fully effectuate the purposes of this Agreement and (B) provide such opinions of counsel concerning matters relating to the Prescribed Laws as Buyer may reasonably request; provided, however, that nothing in this Section 3(i) shall be construed as requiring Buyer to conduct any inquiry or decreasing Seller’s responsibility for its statements, representations, warranties or covenants under this Agreement. In order to enable Buyer and its respective Affiliates to comply with any anti-money laundering program and related responsibilities including, but not limited to, any obligations under the Prescribed Laws and regulations thereunder, Seller, on behalf of itself and its Affiliates, represents and covenants to Buyer and its Affiliates that: (A) neither Seller, nor, any of its Affiliates, is a Prohibited Person and (B) Seller is not acting on behalf of or on behalf of any Prohibited Person. Seller agrees to promptly notify Buyer or a person appointed by Buyer to administer its anti-money laundering program, if applicable, of any change in information affecting this Section 12(i). (j) Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP. (k) Seller shall advise Buyer in writing of the opening of any new chief executive office of Seller or the closing of any such office and of any change in Seller’s name or the places where the books and records pertaining to the Purchased Assets are held not less than fifteen (15) Business Days prior to taking any such action. (l) Seller shall pay when due all Transaction Costs. Seller shall pay and discharge all Taxes, levies, liens and other charges, if any, on its assets and on the Purchased Assets that, in each case, in any manner would create any lien or charge upon the Purchased Assets, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP. (m) Seller shall maintain its existence as a limited liability company organized solely and in good standing under the law of the State of Delaware and shall not dissolve, liquidate, merge with or into any other Person or otherwise change its organizational structure or documents or identity or incorporate or organize in any other jurisdiction. (n) Seller shall maintain all records with respect to the Purchased Assets and the conduct and operation of its business with no less a degree of prudence than if the Purchased Assets were held by Seller for its own account and will furnish Buyer, upon request by Buyer or its designated representative, with information reasonably obtainable by Seller with respect to the Purchased Assets and the conduct and operation of its business.

LEGAL_US_E # 179498015.2179498015.6 51 (o) Seller shall provide Buyer with notice of each modification of any Purchased Asset Documents consented to by Seller (including such modifications which do not constitute a Significant Modification). (p) Seller shall provide Buyer with reasonable access to operating statements, the occupancy status and other property level information, with respect to the Mortgaged Properties, plus any such additional reports as Buyer may reasonably request. (q) Seller may propose, and Buyer will consider, but shall be under no obligation to approve, strategies for the foreclosure or other realization upon the security for any Purchased Asset that has become a Defaulted Asset. (r) Seller shall not cause any Purchased Asset to be serviced by any servicer other than a servicer expressly approved in writing by Buyer. Seller shall provide written notification to Buyer within one (1) Business Day of any rating agency reducing the credit or servicer rating applicable to any servicer. (s) If Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for a Purchased Asset, or otherwise in respect thereof, Seller shall accept the same as Buyer’s agent, hold the same in trust for Buyer and deliver the same forthwith to Buyer (or Custodian, as appropriate) in the exact form received, duly endorsed by Seller to Buyer if required, together with all related and necessary duly executed Transfer Documents to be held by Buyer hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Purchased Assets shall be received by Seller, Seller shall, until such money or property is paid or delivered to Buyer, hold such money or property in trust for Buyer, segregated from other funds of Seller, as additional collateral security for the Transactions. (t) If Guarantor or any Subsidiary of Guarantor has entered into or shall enter into or amend a repurchase agreement, warehouse facility, credit facility or other similar arrangement with any Person which by its terms provides more favorable terms with respect to any financial covenants tested at the Guarantor level, including without limitation covenants covering the same or similar subject matter set forth in any Financial Covenant Compliance Certificate required to be delivered hereunder (a “More Favorable Agreement”), Seller shall (i) give notice to Buyer of such more favorable terms (A) in the case of an existing More Favorable Agreement, promptly, and (B) in the case of a More Favorable Agreement that has not been executed, not less than ten (10) Business Days’ prior to execution of such More Favorable Agreement, and (ii) enter into such amendments to this Agreement and the other Transaction Documents as may be required by Buyer to give effect to such more favorable terms (A) in the case of an existing More Favorable Agreement, no later than ten (10) Business Days after notice is given pursuant to clause (i) (A) above, or (B) in the case of a More Favorable Agreement that has not been executed, the date on which such more favorable terms become effective. 13. SINGLE-PURPOSE ENTITY Seller hereby represents and warrants to Buyer and covenants with Buyer that, on and as of the date of this Agreement and each Purchase Date and at all times while this Agreement and any Transaction hereunder is in effect or any Repurchase Obligations remain outstanding: (a) it is and intends to remain solvent, and it has paid and will pay its debts and liabilities from its own assets as the same shall become due;

LEGAL_US_E # 179498015.2179498015.6 52 (b) it has complied and will comply with the provisions of its certificate of formation and its limited liability company agreement; (c) it has done or caused to be done and will do all things necessary to observe limited liability company formalities and to preserve its existence; (d) it has maintained and will maintain all of its books, records and bank accounts separate from those of its affiliates, its members and any other Person, and it will file its own tax returns (except to the extent consolidation is required or permitted under GAAP or as a matter of law); (e) it has been, is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity, it shall correct any known misunderstanding regarding its status as a separate entity, it shall conduct business in its own name, it shall not identify itself or any of its Affiliates as a division or part of the other; (f) it has not owned and will not own any property or any other assets other than the Purchased Assets, cash and its interest under any associated Hedging Transactions; (g) it has not engaged and will not engage in any business other than the origination, acquisition, ownership, financing and disposition of the Purchased Assets and the associated Hedging Transactions in accordance with the applicable provisions of the Transaction Documents; (h) it has not entered into, and will not enter into, any contract or agreement with any of its affiliates, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with Persons other than such affiliate; (i) it has not incurred and will not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A) obligations under the Transaction Documents, (B) obligations under the documents evidencing the Purchased Assets, and (C) unsecured trade payables, in an aggregate amount not to exceed $200,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of the Purchased Assets; provided, however, that any such trade payables incurred by Seller shall be paid within sixty (60) days of the date incurred; (j) it has not made and will not make any loans or advances to any other Person, and shall not acquire obligations or securities of any member or affiliate of any member or any other Person (other than in connection with the origination or acquisition of Purchased Assets); (k) it will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (l) it will not seek the dissolution, liquidation or winding up, in whole or in part of Seller; (m) it will not commingle its funds and other assets with those of any of its Affiliates or any other Person; (n) it has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person;

LEGAL_US_E # 179498015.2179498015.6 53 (o) it has not held and will not hold itself out to be responsible for the debts or obligations of any other Person; (p) it will (i) have at all times at least one (1) Independent Director and (ii) provide Buyer with up-to-date contact information for all Independent Directors and a copy of the agreement pursuant to which each Independent Director consents to and serves as an Independent Director for Seller; (q) its organizational documents shall provide that (i) no Independent Director of Seller may be removed or replaced without Cause, (ii) Buyer be given at least two (2) Business Days prior notice of the removal and/or replacement of any Independent Director, together with the name and contact information of the replacement Independent Director and evidence of the replacement’s satisfaction of the definition of Independent Director and (iii) any Independent Director of Seller shall not have any fiduciary duty to anyone including the holders of the equity interests in Seller and any Affiliates of Seller except Seller and the creditors of Seller with respect to taking of, or otherwise voting on, any Act of Insolvency; provided that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing; (r) it shall not, without the consent of its Independent Directors, institute any proceeding to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or consent to the filing of any such petition or to the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee or sequestrator (or other similar official) of it or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, or make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any of the foregoing; and (s) it shall not have any employees. 14. EVENTS OF DEFAULT; REMEDIES (a) Events of Default. The following shall constitute an event of default (each, an “Event of Default”) by Seller hereunder: (i) failure of Seller to repurchase one or more Purchased Assets on the applicable Repurchase Date; (ii) failure of Seller to apply any Income received by Seller in accordance with the provisions hereof; provided, however, to the extent that any such failure occurs despite sufficient funds being on deposit in the Blocked Account, Seller shall have one (1) Business Day to cure such failure, except that such failure shall not be an Event of Default if sufficient Income, which would otherwise be remitted to Buyer pursuant to Section 5 hereof, is on deposit in the Blocked Account but the Depository fails to remit such funds to Buyer, so long as Seller causes such funds to be remitted to Buyer within one (1) Business Day of such failure; (iii) if any of the Transaction Documents shall for any reason (A) not cause, or shall cease to cause, Buyer to be the owner of, or, if recharacterized as a secured financing, a secured party with respect to, the Repurchase Assets specified in Section 6(a) hereof and the other collateral specified in Sections 6(c) or 6(d) hereof free of any adverse claim, liens and other rights of others (other than as granted herein); (B) cease, if a Transaction is recharacterized as a secured financing, to create a valid first priority perfected security interest in favor of Buyer in the Repurchase Assets specified in Section 6(a) hereof and the other collateral specified in

LEGAL_US_E # 179498015.2179498015.6 54 Sections 6(c) or 6(d) hereof; or (C) cease to be in full force and effect or if the enforceability of any of them is challenged or repudiated by Seller, Guarantor or Servicer or any counterparty thereto; (iv) failure of Seller to make the payments required under Section 4(a) or Section 5(b) hereof on the date such payment is due; (v) failure of Seller to make any other payment owing to Buyer which has become due, whether by acceleration or otherwise, under the terms of this Agreement which failure is not remedied within the period specified herein or, if no period is specified for such payments three (3) Business Days after notice thereof to Seller from Buyer; (vi) breach by Seller in the due performance or observance of any term, covenant or agreement contained in Section 11 of this Agreement; provided, however, such breach shall not constitute an Event of Default if such default is susceptible of cure and is remedied within (A) the specified cure period or (B) if no cure period is specified, five (5) Business Days after the occurrence of such breach; provided, further, however, that if such breach under clause (B) is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period and Seller shall have commenced to cure such breach within such five (5) Business Day period and thereafter diligently and expeditiously proceeds to cure the same, such five (5) Business Day period shall be extended as is reasonably necessary for Seller, in the exercise of due diligence, to cure such breach, and in no event shall such cure period exceed ten (10) Business Days after the occurrence of such breach; (vii) [intentionally omitted]; (viii) any representation made by Seller herein or in any Transaction Document shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated and, to the extent that such incorrect or untrue representation is capable of being cured by Seller, such breach is not cured by Seller within five (5) Business Days of the earlier of receipt of written notice thereof from Buyer or Seller’s actual knowledge of such incorrect or untrue representation; provided that the representations and warranties made by Seller in Sections 10(vi) or 10(viii) hereof shall not be considered an Event of Default if incorrect or untrue in any material respect (which determination shall be made with respect to the representations and warranties in Exhibit III without regard to any knowledge qualifier therein), if Buyer terminates the related Transaction and Seller repurchases the related Purchased Asset(s) on an Early Repurchase Date no later than five (5) Business Days after receiving written notice of such incorrect or untrue representation; provided, however, that if Seller shall have made any such representation with knowledge that it was materially incorrect or untrue at the time made, such misrepresentation shall constitute an Event of Default; (ix) a final judgment by any competent court in the United States of America for the payment of money (A) rendered against Seller in an amount greater than $250,000 or (B) rendered against Guarantor in an amount greater than $10,000,000 and remains undischarged or unpaid for a period of sixty (60) days, during which period execution of such judgment is not effectively stayed by bonding over or other reasonable means acceptable to Buyer; (x) [intentionally omitted]; (xi) if Seller shall breach or fail to perform any of the terms, covenants, obligations or conditions of this Agreement or any other Transaction Document, other than as specifically

LEGAL_US_E # 179498015.2179498015.6 55 otherwise referred to in this Section 14(a), and such breach or failure to perform is susceptible of cure and is not remedied within (A)the specified cure period or (B) if no cure period is specified, five (5) Business Days after notice thereof to Seller by Buyer, or its successors or assigns; provided, however, that with respect to clause (B) only, if such default is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period; and provided further that Seller shall have commenced to cure such default within such five (5) Business Day period and thereafter diligently and expeditiously proceeds to cure the same, such five (5) Business Day period shall be extended for such time as is reasonably necessary for Seller, in the exercise of due diligence, to cure such default, and in no event shall such cure period exceed ten (10) Business Days from Seller’s receipt of Buyer’s notice of such default; (xii) if Pledgor shall breach or fail to perform any of the terms, covenants, obligations or conditions of the Pledge and Security Agreement, and such breach or failure to perform is susceptible of cure and is not remedied within (A) the specified cure period or (B) if no cure period is specified, five (5) Business Days after notice thereof to Seller or Pledgor by Buyer, or its successors or assigns; provided, however, that with respect to clause (B) only, if such default is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period; and provided further that Pledgor shall have commenced to cure such default within such five (5) Business Day period and thereafter diligently and expeditiously proceeds to cure the same, such five (5) Business Day period shall be extended for such time as is reasonably necessary for Seller or Pledgor, in the exercise of due diligence, to cure such default, and in no event shall such cure period exceed ten (10) Business Days from Seller or Pledgor’s receipt of Buyer’s notice of such default; (xiii) an Act of Insolvency shall have occurred with respect to Seller, Pledgor or Guarantor; (xiv) [intentionally omitted]; (xv) the breach by Guarantor of (A) any financial covenant set forth in Section 9 of the Guaranty or (B) any other representation, warranty, term, covenant, obligation or condition set forth in the Guaranty; provided, however, with respect to clause (B) only, such default or breach shall not constitute an Event of Default if Guarantor cures such default or breach, as the case may be, within five (5) Business Days after notice thereof from Buyer to Guarantor or Seller, provided, further, that if such default or breach under clause (B) is susceptible of cure but cannot reasonably be cured within such five (5) Business Day period and Guarantor shall have commenced to cure such default or breach within such five (5) Business Day period and thereafter diligently and expeditiously proceeds to cure the same, such five (5) Business Day period shall be extended for such time as is reasonably necessary for Guarantor, in the exercise of due diligence, to cure such default, and in no event shall such cure period exceed ten (10) Business Days from Guarantor’s or Seller’s receipt of Buyer’s notice of such default; (xvi) [intentionally omitted]; (xvii) any of the representations and warranties of Guarantor in any Financial Covenant Compliance Certificate shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated. (b) Remedies. If an Event of Default shall occur and be continuing, the following rights and remedies shall be available to Buyer:

LEGAL_US_E # 179498015.2179498015.6 56 (i) At the option of Buyer, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency with respect to Seller), the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (the date on which such option is exercised or deemed to have been exercised, the “Accelerated Repurchase Date”) (and any Transaction for which the related Purchase Date has not yet occurred shall be canceled). (ii) If Buyer exercises or is deemed to have exercised the option referred to in Section 14(b)(i) hereof (A) Seller’s obligations hereunder to repurchase all Purchased Assets shall become immediately due and payable on and as of the Accelerated Repurchase Date, and all Income deposited in the Blocked Account shall be retained by Buyer and applied to the Repurchase Obligations; (B) the Repurchase Price with respect to each Transaction (determined as of the Accelerated Repurchase Date) shall include the accrued and unpaid Price Differential with respect to each Purchased Asset accrued at the Pricing Rate applicable upon an Event of Default for such Transaction; and (C) Custodian shall, upon the request of Buyer (with simultaneous copy of such request to Seller), deliver to Buyer all instruments, certificates and other documents then held by Custodian relating to the Purchased Assets. (iii) Buyer may, after ten (10) days’ notice to Seller of Buyer’s intent to take such action (provided that no such notice shall be required in the circumstances set forth in Section 9-611(d) of the UCC), (A) immediately sell, at a public or private sale in a commercially reasonable manner and at such price or prices as Buyer may deem to be satisfactory any or all of the Purchased Assets on a servicing released basis or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Assets, to give Seller credit for such Purchased Assets in an amount equal to the Market Value of such Purchased Assets against the aggregate Repurchase Obligations. The proceeds of any disposition of Purchased Assets effected pursuant to this Section 14(b)(iii) shall be applied: first, to the costs and expenses incurred by Buyer in connection with Seller’s default; second, to the costs of cover and/or Hedging Transactions, if any; third, to the Repurchase Price; fourth, to all other outstanding Repurchase Obligations; and fifth, the balance, if any, to Seller. In the event that Buyer shall not have received repayment in full of the Repurchase Obligations following its liquidation of the Purchased Assets, Buyer may, in its sole discretion, pursue Seller and Guarantor (to the extent provided in the Guaranty) for all or any part of any deficiency. (iv) The parties recognize that it may not be possible to purchase or sell all of the Purchased Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Assets may not be liquid. In view of the nature of the Purchased Assets, the parties agree that, to the extent permitted by applicable law, liquidation of a Transaction or the Purchased Assets shall not require a public purchase or sale and that a private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased Assets, and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Assets following the occurrence of an Event of Default or to liquidate all of the Purchased Assets in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Buyer. (v) Seller shall be liable to Buyer for (A) the amount of all expenses, including reasonable legal fees and expenses of counsel, incurred by Buyer in connection with or as a consequence of an Event of Default, (B) all costs incurred in connection with covering transactions or Hedging Transactions (including short sales) or entering into replacement

LEGAL_US_E # 179498015.2179498015.6 57 transactions, (C) all damages, losses, judgments, costs and other expenses of any kind that may be imposed on, incurred by or asserted against Buyer relating to or arising out of such hedging transactions or covering transactions, and (D) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default. (vi) Buyer may exercise any or all of the remedies available to Buyer immediately upon the occurrence of an Event of Default and at any time during the continuance thereof. All rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies that Buyer may have. (vii) Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Assets, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. (viii) Without limiting any other rights or remedies of Buyer, Buyer shall have the right of set-off set forth in Section 26 hereof. (ix) Buyer shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyer and Seller, exercisable upon ten (10) days notice from Buyer to Seller. Without limiting the generality of the foregoing, Buyer shall be entitled to set off the proceeds of the liquidation of the Purchased Assets against all of Seller’s obligations to Buyer or its Affiliates, whether under this Agreement or under any other agreement between Seller and Buyer or between Seller and any Affiliate of Buyer, or otherwise, whether or not such obligations are then due, without prejudice to Buyer’s right to recover any deficiency. (x) Buyer shall at any time have the right, in each case until such time as Buyer determines otherwise, to retain, to suspend payment or performance of, or to decline to remit, any amount or property that Buyer would otherwise be obligated to pay, remit or deliver to Seller hereunder if a Default or an Event of Default has occurred. (xi) For the avoidance of doubt, Buyer shall have no obligation to review or purchase any Eligible Asset during the continuance of an Event of Default. (xii) Buyer shall have the right to terminate this Agreement and declare all obligations of Seller to be immediately due and payable, by a notice in accordance with Section 16 hereof, provided no such notice shall be required for an Event of Default pursuant to Section 14(a)(xiii). 15. SINGLE AGREEMENT Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees to perform all of its obligations in respect of each

LEGAL_US_E # 179498015.2179498015.6 58 Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder. 16. NOTICES AND OTHER COMMUNICATIONS All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by email (with confirmation of receipt by the receiving party); provided that such email notice must also be delivered by one of the means set forth in clauses (a), (b) or (c) above, to the addresses specified in Annex I hereto or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 16. A notice shall be deemed to have been given: (i) in the case of hand delivery, at the time of delivery; (ii) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (iii) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day; or (iv) in the case of email, upon receipt of confirmation or receipt; provided that such emailed notice is also delivered as required in this Section 16. A party receiving a notice that does not comply with the technical requirements for notice under this Section 16 may elect to waive any deficiencies and treat such notice as having been properly given. Notwithstanding the foregoing, notices pursuant to Section 4 hereof may be sent by electronic mail to the email addresses set forth on Annex I attached hereto; provided that such notice delivered by email shall be deemed to be given only upon receipt of confirmation of receipt by the receiving party. 17. NON-ASSIGNABILITY (a) The rights and obligations of Seller under the Transaction Documents, the Hedging Transactions and under any Transaction shall not be assigned by Seller without the prior written consent of Buyer. Any attempt by Seller to assign any of its rights or obligations under this Agreement without the prior written consent of Buyer shall be null and void, ab initio. (b) Buyer may at any time, without the consent of Seller, sell participations in up to 100% (in the aggregate, in one or more Transactions, including any assignments under Section 17(c)) of Buyer’s rights and/or obligations under the Transaction Documents; provided that, so long as no Event of Default has occurred, (i) Buyer’s obligations and Seller’s rights and obligations under the Transaction Documents shall remain unchanged, (ii) Buyer shall retain sole decision-making authority under the Transaction Documents, (iii) Seller shall continue to deal solely and directly with Buyer in connection with Buyer’s rights and obligations under the Transaction Documents, (iv) without the prior written consent of Seller, Buyer shall only sell participations of its rights and obligations under the Transaction Documents to a Qualified Transferee, and (v) Seller shall not be charged for, incur or be required to reimburse Buyer or any other Person for any cost or expense relating to any such sale, participation or transfer. (c) Buyer may at any time, without the consent of Seller, sell and assign up to 100% (in the aggregate, in one or more Transactions, and including any participation under Section 17(b)) of the rights and obligations of Buyer under the Transaction Documents. From and after the effective date of such assignment, such assignee shall be a party and, to the extent provided in such assignment agreement, have the rights and obligations of Buyer under the Transaction Documents with respect to the percentage and amount of the Repurchase Price allocated to it; provided that, so long as no Event of Default has

LEGAL_US_E # 179498015.2179498015.6 59 occurred and is continuing, (i) Seller shall continue to deal solely and directly with Buyer in connection with Buyer’s rights and obligations under the Transaction Documents, (ii) Buyer shall retain sole decision-making authority under the Transaction Documents, (iii) Buyer will give written notice of any assignment within five (5) calendar days after the effective date of such assignment to each party (but Buyer shall not have any liability for any failure to timely provide such notice), (iv) without the prior written consent of Seller, Buyer shall only assign any of its rights and obligations under the Transaction Documents to a Qualified Transferee, and (v) Seller shall not be charged for, incur or be required to reimburse Buyer or any other Person for any cost or expense relating to any such sale, assignment or transfer. Any sale or assignment by Buyer of its rights or obligations under the Transaction Documents that does not comply with this Section 17(c) shall be treated for purposes of the Transaction Documents as a sale by Buyer of a participation in such rights and obligations in accordance with Section 17(b). (d) As long as an Event of Default shall have occurred and be continuing, Buyer may assign, participate or sell its rights and obligations under the Transaction Documents and/or any Transaction to any Person without prior notice to Seller and without regard to the limitations set forth in Section 17(b) and Section 17(c) above. From and after the date Buyer is no longer a party to this Agreement, Buyer shall have no obligation to act as agent or to make decisions under this Agreement. (e) Buyer, acting solely for this purpose as an agent of Seller, shall maintain a copy of each assignment and a register for the recordation of the names and addresses of the assignees, and ownership rights in the Transactions, Purchased Assets or other interests under this Agreement. The entries in such register shall be conclusive absent manifest error, and each of Seller and Buyer and their respective assignees shall treat each Person whose name is recorded in such register pursuant to the terms hereof as the beneficial owner of the interests in the Transactions, Purchased Assets or other interests under this Agreement for all purposes. Such register shall be available for inspection by the Seller and Buyer, at any reasonable time and from time to time upon reasonable prior notice. If any assignee is a non-U.S. Person, such assignee shall timely provide Seller with such forms as may be required to establish the assignee’s status for U.S. withholding tax purposes. (f) If Buyer sells a participation, Buyer shall, acting solely for this purpose as an agent of Seller, maintain a register on which it enters the name and address of each participant and the ownership rights of each participant in the Transactions, Purchased Assets or other interests under this Agreement. The entries in such register shall be conclusive absent manifest error, and Buyer shall treat each Person whose name is recorded in such register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. If any participant is a non-U.S. Person, such participant shall timely provide Seller with such forms as may be required to establish such participant’s status for U.S. withholding tax purposes. (g) Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents. (h) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall prevent or prohibit Buyer from pledging its interest in the Purchased Assets hereunder to a Federal Reserve Bank in support of borrowings made by Buyer from such Federal Reserve Bank; provided, however, no such pledge shall release Buyer, as the case may be, from any of its obligations hereunder or substitute any such pledgee for Buyer, as the case may be, as a party hereto.

LEGAL_US_E # 179498015.2179498015.6 60 18. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. (a) This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof, except for Section 5-1401 of the General Obligations Law of the State of New York. (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement. (c) To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement. (d) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS PLACE OF RESIDENCE OR DOMICILE AND IRREVOCABLY CONSENTS TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS RESPECTIVE ADDRESS SPECIFIED HEREIN. EACH PARTY HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 18 SHALL AFFECT THE RIGHT OF BUYER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF BUYER TO BRING ANY ACTION OR PROCEEDING AGAINST SELLER OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. (e) EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER. 19. NO RELIANCE; DISCLAIMERS (a) Each party hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder: (i) It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents.

LEGAL_US_E # 179498015.2179498015.6 61 (ii) It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed to be necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed to be necessary and not upon any view expressed by the other party. (iii) It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks. (iv) It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation. (v) It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder. (b) Each determination by Buyer of the Market Value with respect to each New Asset or Purchased Asset or the communication to Seller of any information pertaining to Market Value under this Agreement shall be made in Buyer’s sole discretion, subject to the following disclaimers: (i) Buyer has assumed and relied upon, with Seller’s consent and without independent verification, the accuracy and completeness of the information provided by Seller and reviewed by Buyer. Buyer has not made any independent inquiry of any aspect of the New Assets or Purchased Assets or the underlying collateral. Buyer’s view is based on economic, market and other conditions as in effect on, and the information made available to Buyer as of, the date of any such determination or communication of information, and such view may change at any time without prior notice to Seller. (ii) Market Value determinations and other information provided to Seller constitute a statement of Buyer’s view of the value of one or more loans or other assets at a particular point in time and does not (A) constitute a bid for a particular trade, (B) indicate a willingness on the part of Buyer or any Affiliate thereof to make such a bid, or (C) reflect a valuation for substantially similar assets at the same or another point in time, or for the same assets at another point in time. (iii) Market Value determinations and other information provided to Seller may vary significantly from valuation determinations and other information that may be obtained from other sources. (iv) Market Value determinations and other information provided to Seller are communicated to Seller solely for its use and may not be relied upon by any other person and may not be disclosed or referred to publicly or to any third party without the prior written consent of Buyer, which consent Buyer may withhold or delay in its sole and absolute discretion. (v) Buyer makes no representations or warranties with respect to any Market Value determinations or other information provided to Seller. Buyer shall not be liable for any

LEGAL_US_E # 179498015.2179498015.6 62 incidental or consequential damages arising out of any inaccuracy in such valuation determinations and other information provided to Seller, including as a result of any act of gross negligence or breach of any warranty. (vi) Market Value determinations and other information provided to Seller in connection with Section 3(b) hereof are only indicative of the initial Market Value of the New Asset submitted to Buyer for consideration thereunder, and may change without notice to Seller prior to, or subsequent to, the transfer by Seller of the New Asset pursuant to Section 3(f) hereof. No indication is provided as to Buyer’s expectation of the future value of such Purchased Asset or the underlying collateral. (vii) Initial Market Value determinations and other information provided to Seller in connection with Section 3(b) hereof are to be used by Seller for the sole purpose of determining whether to proceed in accordance with Section 3 hereof and for no other purpose. 20. INDEMNITY AND EXPENSES (a) Seller hereby agrees to indemnify Buyer and its officers, directors and employees (the “Indemnified Parties”) from and against any and all reasonable actual out-of-pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, or disbursements (all of the foregoing, collectively, “Indemnified Amounts”) that may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Agreement or any Transactions thereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided that Seller shall not be liable for Indemnified Amounts resulting from the gross negligence, fraud or willful misconduct of any Indemnified Party. Without limiting the generality of the foregoing, Seller agrees to hold each Indemnified Party harmless from and indemnify each Indemnified Party against all Indemnified Amounts with respect to all Purchased Assets relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or Real Estate Settlement Procedures Act, that, in each case, results from anything other than the gross negligence, fraud or willful misconduct of an Indemnified Party. In any suit, proceeding or action brought by Buyer in connection with any Purchased Asset for any sum owing thereunder, or to enforce any provisions of any Purchased Asset Documents, Seller will save, indemnify and hold Buyer harmless from and against all expenses, loss or damage suffered by Buyer by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party’s costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party’s rights under this Agreement and any other Transaction Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel. Seller hereby acknowledges that its obligations hereunder are recourse obligations of Seller. This Section 20(a) shall not apply with respect to Taxes other than any Indemnified Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (b) Seller agrees to pay as and when billed by Buyer (i) all Indemnified Amounts provided in Section 20(a), (ii) all of the costs and expenses incurred by Buyer in connection with the development, preparation and execution of, and any amendment, supplement or modification to this Agreement and the other Transaction Documents or any other documents prepared in connection

LEGAL_US_E # 179498015.2179498015.6 63 herewith or therewith including without limitation all the reasonable out of pocket fees, disbursements and expenses of counsel to Buyer, (iii) all of the costs and expenses incurred in connection with the consummation and administration of the Transactions contemplated hereby and thereby including without limitation all the fees, disbursements and expenses of counsel to Buyer, (iv) all costs and expenses contemplated by Section 14(b)(v) and (v) all the Diligence Fees (collectively, “Transaction Costs”). 21. DUE DILIGENCE Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to the Purchased Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or determining or re-determining the Asset Base for purposes of Section 4 of this Agreement, or otherwise, and Seller agrees that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on any or all of the Purchased Assets, including, without limitation, ordering new credit reports and Appraisals on the applicable collateral and otherwise regenerating the information used to originate such Purchased Assets. Upon reasonable prior notice to Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Asset Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to any Purchased Asset in the possession or under the control of Seller, any servicer or sub-servicer and/or Custodian. Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Asset Files, the Servicing Records and the Purchased Assets. Seller agrees to cooperate with Buyer and any third party underwriter designated by Buyer in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of such Seller. Subject to Section 12(g)(vi), Seller agrees to reimburse Buyer for any and all attorneys’ fees, costs and expenses incurred by Buyer in connection with continuing due diligence on Eligible Assets and Purchased Assets, including, without limitation, the cost of annual updated Appraisals on the Mortgaged Properties and Diligence Fees. 22. SERVICING (a) The parties hereto agree and acknowledge that the Purchased Assets will be sold by Seller to Buyer on a servicing released basis. In furtherance of the foregoing, Seller and Buyer hereby agree and confirm that from and after the date hereof, only such Servicing Agreements that have been approved by Buyer shall govern the servicing of the Purchased Assets and any prior agreement between Seller and any other Person or otherwise with respect to such servicing is hereby superseded in all respects. Provided that Buyer shall have received a duly executed Servicer Acknowledgment from Servicer, prior to an Event of Default, Seller may retain Servicer, on behalf of Buyer, to service the Purchased Assets for the benefit of or on behalf of Buyer; provided, however, that the obligation of Servicer to service any Purchased Asset for the benefit of or on behalf of Buyer as aforesaid shall cease upon the repurchase of such Purchased Asset by Seller in accordance with the provisions of this Agreement or as otherwise provided in the Servicer Acknowledgment. (b) Seller agrees that, as between Seller and Buyer, Buyer is the owner of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Assets (the “Servicing Records”) so long as the Purchased Assets are subject to this Agreement. Seller covenants to safeguard any such Servicing Records in Seller’s

LEGAL_US_E # 179498015.2179498015.6 64 possession and to deliver them promptly to Buyer or its designee (including Custodian) at Buyer’s request. (c) Seller shall not, and shall not provide consent to Servicer to, employ any other sub-servicers to service the Purchased Assets without the prior written approval of Buyer which approval shall be in Buyer’s sole discretion. (d) Seller shall cause Servicer and any other sub-servicers engaged on behalf of Buyer to execute a Servicer Acknowledgment acknowledging Buyer’s interest in the Purchased Assets and the Servicing Agreement and agreeing that Servicer and any sub-servicer (if applicable) shall deposit all Income with respect to the Purchased Assets in the Blocked Account, all in such manner as shall be reasonably acceptable to Buyer. (e) To the extent applicable, Seller shall cause Servicer to permit Buyer to inspect Servicer’s servicing facilities for the purpose of satisfying Buyer that Servicer has the ability to service such Purchased Asset as provided in this Agreement. (f) Buyer may, in its sole discretion if an Event of Default shall have occurred and be continuing, sell the Purchased Assets on a servicing released basis without payment of any termination fee or any other amount to Servicer. Upon the occurrence of an Event of Default hereunder, Buyer shall have the right immediately to terminate Servicer’s right to service the Purchased Assets without payment of any penalty or termination fee. 23. TREATMENT FOR TAX PURPOSES It is the intention of the parties that, for U.S. federal, state and local income and franchise tax purposes, the Transactions constitute a financing, and that Seller is, and, so long as no Event of Default shall have occurred and be continuing, will continue to be, treated as the owner of the Purchased Assets for such purposes. Unless prohibited by applicable law, Seller and Buyer agree to treat the Transactions as described in the preceding sentence on any and all filings with any U.S. federal, state or local taxing authority. 24. INTENT (a) The parties intend and acknowledge that this Agreement is a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code. (b) The parties intend and acknowledge that each Transaction is a “securities contract” as that term is defined in Section 741(7) of the Bankruptcy Code. (c) The parties intend and acknowledge that the Guaranty is a “securities contract” as that term is defined in Section 741(7)(A)(xi) of the Bankruptcy Code. (d) The parties intend and acknowledge that any provisions hereof or in any other document, agreement or instrument that is related in any way to the servicing of the Purchased Assets shall be deemed “related to” this Agreement within the meaning of Section 741 of the Bankruptcy Code. (e) Each party hereto agrees that is shall not challenge the characterization of this Agreement as a “securities contract” or a “master netting agreement” within the meaning of the Bankruptcy Code.

LEGAL_US_E # 179498015.2179498015.6 65 (f) It is understood that either party’s right to accelerate or terminate this Agreement or to liquidate Purchased Assets delivered to it in connection with the Transactions hereunder or to exercise any other remedies pursuant to Section 14 hereof is a contractual right to accelerate or terminate this Agreement or to liquidate Purchased Assets as described in Sections 555 and 559 of the Bankruptcy Code. It is further understood and agreed that either party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement or the Transactions hereunder is a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement as described in Section 561 of the Bankruptcy Code. (g) The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the FDIA, then each Transaction hereunder is a “qualified financial contract,” as that term is defined in the FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable). (h) It is understood that this Agreement constitutes a “netting contract” as defined in and subject to FDICIA and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation,” respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA). It is further understood and agreed that either party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement or the Transactions hereunder is a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement as described in Section 561 of the Bankruptcy Code. (i) It is understood that this Agreement constitutes a “netting contract” as defined in and subject to FDICIA and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation,” respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA). 25. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS The parties acknowledge that they have been advised that: (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the SEC under Section 15 of the 1934 Act, the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 (“SIPA”) do not protect the other party with respect to any Transaction hereunder; (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are

LEGAL_US_E # 179498015.2179498015.6 66 not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable; and (d) in the case of Transactions in which one of the parties is an “insured depository institution”, as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, funds held by the financial institution pursuant to a Transaction are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund or the Bank Insurance Fund, as applicable. 26. SETOFF RIGHTS Without limiting any other rights or remedies of Buyer, Buyer shall have the right, without prior notice to Seller, and any such notice being expressly waived by Seller to the extent permitted by applicable law, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final) in any currency, and any other obligation (including to return excess margin), credits, indebtedness, claims, securities, collateral or other property, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Buyer or any Affiliate thereof to or for the credit of the account of Seller to any obligations of Seller hereunder to Buyer. If a sum or obligation is unascertained, Buyer may estimate that obligation and set off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained. This Section 26 shall be without prejudice and in addition to any right of setoff, combination of accounts, lien or other rights to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise). 27. MISCELLANEOUS (a) The Transaction Documents and their respective terms, provisions, supplements and amendments, and transactions and notices thereunder, are proprietary to Buyer and shall be held by Seller in strict confidence and shall not be disclosed to any third party without the consent of Buyer except for (i) disclosure to Seller’s Affiliates, directors, attorneys, agents or accountants (the “Representatives”); provided that Seller shall (A) inform each of its Representatives receiving any Transaction Documents of the confidential nature of the Transaction Documents, (B) direct its Representatives to treat the Transaction Documents confidentially, and (C) be responsible for any improper use of the Transaction Documents by Seller or its Representatives or (ii) upon prior written notice to Buyer (if permitted by law), disclosure required by law, rule, regulation or order of a court or other regulatory body or (iii) upon prior written notice to Buyer (if permitted by law), disclosure to any Approved Hedge Counterparty to the extent necessary to obtain any Hedging Transaction hereunder or (iv) any disclosures or filing required under SEC or state securities’ laws; provided that, in the case of disclosure by any party pursuant to the foregoing clauses (ii), (iii) and (iv), Seller shall provide Buyer with prior written notice to permit Buyer to seek a protective order to take other appropriate action; provided further that, in the case of clause (iv), Seller shall not file any of the Transaction Documents other than this Agreement with the SEC or state securities office unless Seller shall have provided at least thirty (30) days (or such lesser time as may be demanded by the SEC or state securities office) prior written notice of such filing to Buyer. Seller shall cooperate in Buyer’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded the Transaction Documents. If, in the absence of a protective order, Seller or any of its Representatives is compelled as a matter of law to disclose any such information, Seller may disclose to the party compelling disclosure only the part of the Transaction Documents as is required by law to be disclosed (in which case, prior to such disclosure, Seller shall advise and consult with Buyer and its counsel as to such disclosure and the nature and wording of such disclosure) and Seller shall use its best efforts to obtain confidential treatment therefor. Buyer

LEGAL_US_E # 179498015.2179498015.6 67 acknowledges that this Agreement may be filed with the SEC; provided that Seller shall redact any pricing and other confidential provisions, including, without limitation, the amount of any Origination Fee, Unused Fee, Extension Fee, Exit Fee, Applicable Spread and Purchase Percentage from such filed copy of this Agreement. (b) Seller shall, with respect to all Purchased Assets, comply with the applicable provisions of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) and any applicable state and local privacy laws pursuant to the GLB Act for financial institutions and applicable state and local privacy laws. Seller agrees to hold Buyer and its Affiliates and each of its officers, directors and employees (each, a “GLB Indemnified Party”) harmless from and indemnify any GLB Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such GLB Indemnified Party relating to or arising out of Seller’s violation of the GLB Act or any applicable state or local privacy laws with respect to the Purchased Assets. (c) No express or implied waiver of any Event of Default by Buyer shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by Buyer shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure here from shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. (d) Time is of the essence under the Transaction Documents and all Transactions thereunder, and all references to a time shall mean New York time in effect on the date of the action unless otherwise expressly stated in the Transaction Documents. (e) All rights, remedies and powers of Buyer hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Buyer whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement to the extent applicable, Buyer shall have all rights and remedies of a secured party under the UCC and any other applicable law. (f) This Agreement and any other Transaction Document may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Agreement and any other Transaction Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Agreement. Each party to this Agreement and any Transaction Document (a) agrees that it will be bound by its own Electronic Signature (as such term is defined immediately below), (b) accepts the Electronic Signature of each other party to this Agreement or such Transaction Document, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The term “Electronic Signature” means (i) the signing party’s manual signature on a signature page, converted by the signing party (or its agent) to facsimile or digital form (such as a .pdf file) and received from the customary email address or customary facsimile number of the signing party (or its counsel or representative), or other mutually agreed-upon authenticated source; or (ii) the signing party’s digital signature executed using a mutually agreed-upon digital signature service provider and digital signature process. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect,

LEGAL_US_E # 179498015.2179498015.6 68 validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law. (g) The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents. (h) Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. (i) This Agreement, the Fee Letter and each Confirmation contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings. (j) Each party understands that this Agreement is a legally binding agreement that may affect such party’s rights. Each party represents to the other that such party has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it. (k) Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement. (l) Seller agrees that it shall not assert any claims against Buyer for special, indirect, consequential or punitive damages for the actual use or purported use of proceeds hereunder. [SIGNATURES COMMENCE ON THE NEXT PAGE]

LEGAL_US_E # 179498015.2179498015.6 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. BUYER: MORGAN STANLEY BANK, N.A., a national banking association By: Name: Title: Authorized Signatory SELLER: GP COMMERCIAL MS LLC, a Delaware limited liability company By: Name: Title: